   As filed with the Securities and Exchange Commission on September 22, 2003
                                               Securities Act File No. 333-_____
                                       Investment Company Act File No. 811-21380

--------------------------------------------------------------------------------

                     U.S. Securities And Exchange Commission
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

           /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         / / Pre-Effective Amendment No.
                        / / Post-Effective Amendment No.
                                     and/or

       /X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               /X/ Amendment No. 3

                                   ----------

           Flaherty & Crumrine/Claymore Total Return Fund Incorporated
               (Exact Name of Registrant as Specified In Charter)

                                   ----------

                            301 E. Colorado Boulevard
                           Pasadena, California 91101
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 626-795-7300

                               Robert M. Ettinger
                            301 E. Colorado Boulevard
                                    Suite 720
                               Pasadena, CA 91101
                     (Name and Address of Agent For Service)

                                   ----------

                                 WITH COPIES TO:

        Rose F. DiMartino, Esq.               Leonard B. Mackey, Jr., Esq.
        Willkie Farr & Gallagher LLP          Clifford Chance US LLP
        787 Seventh Avenue                    200 Park Avenue
        New York, New York 10019              New York, New York 10166

                                   ----------

          Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

          If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING      AMOUNT BEING         PROPOSED MAXIMUM            PROPOSED MAXIMUM            AMOUNT OF REGISTRATION
       REGISTERED              REGISTERED(1)    OFFERING PRICE PER UNIT   AGGREGATE OFFERING UNIT PRICE            FEE(1)(2)
--------------------------     -------------    -----------------------   -----------------------------     ----------------------
Auction Market Rate Stock,       40 shares          $  25,000               $  1,000,000                       $  80.90
$0.01 par value

(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended.
(2)  Transmitted prior to filing.

                                   ----------

          THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------

                              SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED SEPTEMBER 22, 2003

P R O S P E C T U S

               [F&C Logo]                                     [Claymore Logo]

                                        $
                          FLAHERTY & CRUMRINE/CLAYMORE
                         TOTAL RETURN FUND INCORPORATED
               AUCTION RATE PREFERRED SHARES ("PREFERRED SHARES")
                           ________ SHARES, SERIES __
                           ________ SHARES, SERIES __
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") is a recently organized, diversified, closed-end management investment company.

The Fund's primary investment objective is high current income for holders of its Common Shares. The Fund's secondary investment objective is capital appreciation. Under normal market conditions, at least 80% of the Fund's total assets will be invested in a diversified portfolio of preferred securities and other income-producing securities consisting of various debt securities. The portion of the Fund's assets invested in preferred securities, on the one hand, and debt securities, on the other, will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its total assets in preferred securities. At least 80% of the Fund's holdings of preferred and debt securities will be investment grade quality at the time of purchase. Up to 20% of the Fund's total assets may be invested in securities rated below investment grade (which securities must be rated at least either Ba3 or BB- at the time of purchase), provided the issuer has investment grade senior debt outstanding. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repay principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative.

Under normal market conditions, the Fund will invest 25% or more of its total assets in securities of companies in each of the utilities industry and the banking industry. The Fund's investment adviser intends to pursue strategies that include, among other things, hedging, which are generally intended to result in the Fund's income increasing in response to significant increases in interest rates while being relatively resistant to the impact of declines in interest rates.

THE OFFERING. The Fund is simultaneously offering ______ Auction Rate Preferred Shares ("Preferred Shares") in two separate series: ____ Shares Series __ and ____ Shares Series __. The Preferred Shares will not be listed on any exchange. Generally investors may only buy and sell the Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that certain broker-dealers may maintain. These broker-dealers are not required to maintain a market in the Preferred Shares, and a secondary market, if one develops, may not provide investors with liquidity.

ADVISER. Flaherty & Crumrine Incorporated acts as investment adviser to the Fund. The Fund's address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101, and the Fund's telephone number is (626) 795-7300.

INVESTING IN THE PREFERRED SHARES INVOLVES RISKS THAT ARE DESCRIBED IN "RISKS OF THE FUND" BEGINNING ON PAGE __ OF THIS PROSPECTUS. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY-RISKS OF THE FUND" BEGINNING ON PAGE __ OF THE PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE PREFERRED SHARES IS $25,000.

                                                                  PER SHARE           TOTAL
Public offering price                                             $  25,000            $
Sales load                                                        $                    $
Proceeds, before expenses, to the Fund(1)                         $                    $

(1) Not including offering expenses payable by the Fund estimated to be $___ or $___ per share.

The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters are offering the Preferred Shares subject to various conditions. The Preferred Shares will be ready for delivery

[SIDENOTE]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

in book-entry form only through the facilities of The Depository Trust Company on or about _______, 2003.


                  The date of this prospectus is ______, 2003.

This prospectus sets forth concisely information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated ______, 2003 (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 61 of this prospectus. You may request a free copy of the SAI by calling (800) 345-7999 or by writing to the Fund. You may also obtain the SAI and other information regarding the Fund on the SEC's web site (http://www.sec.gov).

Investors in the Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The dividend rate for the initial dividend period for each Series will be as follows: Series __ -- ____% and Series __ -- ___%. The initial dividend period for the Preferred Shares is from the date of issuance through the following applicable dates: Series __ -- _________, 2003 and Series __ -- _________, 2003. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate generally set at auctions held every seven days for Series __ and every 28 days for Series __. After the initial rate period described in this prospectus, investors may generally only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. The dividend rate that results from an auction will not be greater than the applicable maximum rate for any rate period. See "Description of Preferred Shares--Dividends and Rate Periods--Calculation of Dividend Payment." Prospective purchasers should carefully review the auction procedures described in this prospectus, and should note:

     - a buy order (called a "bid") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction;

     - purchases and sales will be settled on the next business day after the auction; and

     - ownership of the Preferred Shares will be maintained in book-entry form by or through The Depository Trust Company (or any successor securities depository).

The Preferred Shares, which have no history of public trading, are not listed on an exchange. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of the auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the Preferred Shares, and an investor that sells Preferred Shares between auctions may receive a price per share of less than $25,000.

The Preferred Shares will be senior to the Fund's outstanding shares of common stock, par value $0.01 per share ("Common Shares"), which are traded on the New York Stock Exchange under the symbol "FLC." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Common Shares as to distribution of assets. See "Description of Preferred Shares." The Fund may redeem Preferred Shares as described under "Description of Preferred Shares-Redemption." It is a condition of closing this offering that the Preferred Shares be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and of "AAA" from Fitch Ratings ("Fitch").

The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depositary institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                                   PAGE
Prospectus Summary
Financial Highlights (Unaudited)
The Fund
Use of Proceeds
Capitalization
Portfolio Composition
Investment Objective and Policies
Risks of the Fund
Management of the Fund
Description of Preferred Shares
The Auction
Net Asset Value
Description of Capital Structure
Repurchase of Common Stock and Tender Offers; Conversion to Open-End Fund
Tax Matters
Certain Provisions of the Articles of Incorporation
Underwriting
Custodian, Transfer Agent and Auction Agent
Legal Matters
Available Information
Table of Contents of the Statement of Additional Information

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE PREFERRED SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, IN THE SAI, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADING "RISKS OF THE FUND," AND IN THE FUND'S ARTICLES SUPPLEMENTARY.

THE FUND Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund commenced operations on August 29, 2003 in connection with an initial public offering of 9,000,000 Common Shares. As of _____, 2003, the Fund had _______ Common Shares outstanding and assets of approximately $__________. The Fund's Common Shares are traded on the New York Stock Exchange under the symbol "FLC." The Fund's principal office is located at 301 E. Colorado Boulevard, Pasadena, California 91101, and its telephone number is (626) 795-7300. See "The Fund."

THE OFFERING                 The Fund is offering _________ Preferred Shares,
                             $0.01 par value, at a purchase price of $25,000 per
                             share plus dividends, if any, that have accumulated
                             from the date the Fund first issues the Preferred
                             Shares. Two separate series are being offered:
                             _______ Shares Series __ and _______ Shares Series
                             __. The Preferred Shares are being offered by a
                             group of underwriters (the "Underwriters") led by
                             __________________.
                             The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. In general, except as described under "Description of Preferred Shares-Dividends and Rate Periods," the dividend period for the Series __ Preferred Shares will be seven days and the dividend period for the Series __ Preferred
                             Shares will be 28 days. The auction agent will determine the dividend rate for a particular rate period by an auction conducted on the business day immediately prior to the start of that rate period.
                             See "The Auction." The Preferred Shares are not listed on an exchange. Instead, investors will generally buy or sell Preferred Shares in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent.
                             Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The
                             Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred
                             Shares.

ADVISER AND SERVICING        Flaherty & Crumrine Incorporated (the "Adviser"), a
AGENT                        registered investment adviser, acts as the Fund's
                             investment adviser. The Adviser has been active in
                             the management of portfolios of preferred
                             securities, including related interest rate hedging
                             activities, since 1983. The Adviser had aggregate
                             assets under management, as of September 30, 2003
                             (excluding the net assets of the Fund), equal to
                             approximately $     billion.
                             Claymore Securities, Inc. (the "Servicing Agent"), a registered broker-dealer, acts as shareholder servicing agent to the Fund. The Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders; maintaining contact with brokers whose clients hold or may be interested in acquiring Fund shares; replying to information requests from shareholders or potential investors; aiding in secondary market support through regular communications with the Fund's New
                             York Stock Exchange specialist and the closed-end fund analyst community; and other services.

ADMINISTRATOR                PFPC, Inc., a member of the PNC Financial Services
                             Group, Inc., serves as the Fund's administrator
                             (the "Administrator"). The Administrator calculates the net asset value of the Fund's Common Shares and generally assists in all aspects of the Fund's administration and operation. The Administrator also serves as the Fund's Common Shares servicing agent (transfer agent), dividend-paying agent and registrar.

FEES AND EXPENSES            The Fund pays the Adviser a monthly fee for its
                             advisory services equal to an annual rate of 0.575% on the first $200 million of the Fund's average weekly total managed assets (which include the liquidation preference of the Preferred Shares and the principal amount of any borrowings used for leverage), which is reduced to 0.50% on the next
                             $300 million of the Fund's average weekly total managed assets and

                             0.45% on the Fund's average weekly total managed assets above $500 million.
                             The Fund pays the Servicing Agent a monthly fee for its servicing functions equal to an annual rate of 0.025% on the first $200 million of the Fund's average weekly total managed assets, 0.10% on the next $300 million of the Fund's average weekly total managed assets and 0.15% on the Fund's average weekly total managed assets above $500 million. Total managed assets means the total assets of the Fund (which include the liquidation preference on the Preferred Shares and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Preferred Shares is not treated as a liability. See "Management of the Fund--Adviser."
                             The Fund pays the Administrator a monthly fee computed on the basis of the average weekly total managed assets of the Fund at an annual rate equal to 0.10% of the first $200 million in assets, 0.04% on the next $300 million in assets, 0.03% on the next $500 million in assets and 0.02% on assets in excess of $1 billion. For acting as Common Shares transfer agent, dividend-paying agent and registrar, the Fund pays the Administrator a monthly fee computed on the basis of the average weekly net assets attributable to the Common Shares at an annual rate equal to 0.02% of the first $150 million in assets, 0.01% on the next $350 million in assets, 0.005% on the next $500 million in assets and 0.0025% on assets in excess of $1 billion. See "Management of the Fund--Administrative Services."

INVESTMENT OBJECTIVES        OBJECTIVES. The Fund's primary investment objective
AND POLICIES                 is high current income for holders of its Common
                             Shares. The Fund's secondary investment objective is capital appreciation. The Adviser intends to pursue strategies that it expects generally to result in the Fund's income increasing in response to significant increases in interest rates while being relatively resistant to the impact of declines in interest rates. This strategy involves hedging strategies and is described more fully below.

                             In seeking its objectives, the Fund normally will invest at least 80% of its total assets in a diversified portfolio of preferred securities and other income-producing securities, consisting of various debt securities, some or all of which are expected to be hedged. The Fund may also invest up to 15% of its total assets in common stocks. The portions of the Fund's assets invested in various types of preferred, debt or common stock may vary from time to time depending on market conditions, although the Fund will normally invest at least 50% of its total assets in preferred securities. The portion of securities that the Fund will hedge, as well as the types of hedge positions utilized, may also vary significantly from time to time.

                             The Adviser attempts to identify, through independent credit analysis, analysis of security terms and structure, and market supply/demand imbalances, those preferred and debt securities that provide opportunities for capital appreciation. This analysis may include the position of the security in the issuer's capital structure, as well as the Adviser's outlook for particular industries, sectors and the U.S. economy and preferred and debt markets generally. In addition, there have been numerous instances in the past when, for periods of time, the various sectors of the preferred security or debt security asset classes have moved independently of one another, eventually restoring more traditional relationships. The Adviser believes it is well positioned to possibly take advantage of such inefficiencies and pricing anomalies in the preferred securities and debt securities markets in an attempt to enhance investment performance.

                             In pursuing its investment objectives, the Adviser anticipates that it will actively reposition the Fund's portfolio holdings both "horizontally" among issuers and obligors as well as "vertically" among a particular issuer's preferred and debt securities or credit derivatives thereon. As a result, the techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover.

                             CREDIT QUALITY. At least 80% of the preferred and debt securities that the Fund will acquire will be rated investment grade (at least "Baa3" by Moody's Investors Services, Inc. ("Moody's") or "BBB-" by Standard & Poor's Corporation ("S&P")) at the time of investment or will be preferred and debt securities of issuers of investment grade senior debt, which securities are rated, at the time of investment, at least either "Ba3" by Moody's or "BB-" by S&P (or in the case of credit derivatives where the Fund has "sold" credit protection (see "Hedging Strategies" below), refer to an underlying issuer or obligor so rated). In addition, the Fund may invest in unrated issues that the Fund's investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

                             The Fund will limit to 20% of its total assets its holdings of securities rated below investment grade (which securities must be rated at least either "Ba3" by Moody's or "BB-" by S&P) at the time of purchase or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer (or, in the case of credit derivatives where the Fund has "sold" credit protection (see "Hedging Strategies" below), refer to an underlying issuer or obligor) having a class of senior debt outstanding that is rated investment grade.

                             The Fund will not enter into any derivative transaction with a counterparty that is rated below investment grade, unless approved by the Board of Directors.

                             HEDGING STRATEGIES. The Fund currently anticipates hedging some or all of the general interest rate exposure inherent in its holdings of preferred and debt securities. The response of the Fund's income to changes in interest rates will be impacted by the effectiveness of its hedging strategies. Under current market conditions, this hedging would be accomplished principally by one or more of the following strategies: (1) purchasing put options (called a "long position in a put option") on Treasury Bond and/or Treasury Note futures contracts, (2) entering into futures contracts to sell Treasury Bonds and/or Treasury Notes (called a "short position in a futures contract"), (3) entering into interest rate swap agreements as a "fixed rate payer" and/or (4) purchasing options to enter into interest rate swap agreements as a "fixed rate payer" (called a "pay fixed swaption").

                             The interest rate hedging positions that the Fund currently expects to hold normally appreciate in value when interest rates rise significantly, reflecting either the expected rise in yields of Treasury securities or interest rate swap yields, as applicable, and the associated decline in the prices of underlying Treasury securities or decreased net market value of an obligation to pay a fixed income stream in a higher interest rate environment.

                             The Fund may also buy and sell credit derivatives, including credit default swaps and market spread swaps, to manage credit risk and, in certain instances, to increase total return. See "Investment Objectives and Policies--Portfolio Investments--Credit Derivatives" and "Investment Techniques--Credit Derivatives."

                             The Fund expects to use gains, if any, on its hedging instruments to purchase additional preferred and debt securities, potentially increasing dividends available to the Fund's Common Shareholders.

                             The response of the Fund's income to changes in interest rates or credit spreads will be impacted by the effectiveness of its hedging strategies. There are economic costs of hedging reflected in the pricing of futures, interest rate swaps, options and swaptions contracts and credit derivatives which can be significant, such as when long-term interest rates are substantially above short-term interest rates, as is the case at present, or when credit spreads are wide and the Fund buys credit protection. For a more detailed discussion of futures transactions, interest rate swaps, and related options, and the risks associated with investing in those instruments, See "Investment Objectives and Policies--Investment Techniques--Futures Contracts and Options on Futures Contracts" and "Interest Rate and Credit Swaps and Options Thereon ("Swaptions")," and "Credit Derivatives."

                             PREFERRED SECURITIES. Preferred securities include
                             (i) "hybrid" or taxable preferred securities and
                             (ii) traditional preferred/preference stock.
                             Provided that certain requirements are satisfied, dividends on most traditional preferred stock will generally qualify for the inter-corporate dividends received deduction ("DRD") and as qualified dividend income ("QDI") eligible for taxation at the long-term capital gain rates for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003. See "Tax Matters" below. The portion of the Fund's assets that generate dividends qualifying for the DRD or that constitute QDI will vary, and may vary significantly, depending on market conditions. In pursuing its investment objectives, the Fund does not seek to maximize the percentage of the Fund's total assets that generate dividends qualifying for the DRD or that constitute QDI. The preferred securities in which the Fund invests consist principally of fixed rate and adjustable rate securities, some or all of which are expected to be hedged against changes in the general level of interest rates. Preferred securities include securities that are commonly known as MIPs, QUIPS, TOPrS, TrUPS, QUIDS, CorTS, Trust Preferred Securities or capital securities. See "Investment Objectives and Policies--Portfolio Investments."

                             DEBT SECURITIES. Debt securities in which the Fund may invest include bonds, debentures, notes and other debt securities of corporate and other issuers, including convertible securities, asset-backed securities, commercial paper and zero coupon bonds. Debt securities held by the Fund may vary in maturity and the average portfolio duration of the Fund's holdings of debt securities can vary from time to time depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to interest rates. Some or all of the debt securities held by the Fund are expected to be hedged against changes in the general level of interest rates.

                             CONVERTIBLE SECURITIES AND COMMON STOCK. Certain preferred securities and debt securities are convertible into the common stock of the associated issuer. To the extent that such securities, because of their terms and market conditions, trade in close relationship to the underlying common stock of the issuer, they will be subject to the limit of 15% of total assets, under normal market conditions, that also applies to common stocks. Otherwise, such convertible preferred and debt securities will be treated by the Fund in the same manner as non-convertible securities.

                             FOREIGN SECURITIES. The Fund will invest primarily in the securities of U.S. issuers. However, the Fund may invest up to 20% of total assets in the securities other than money market securities of companies organized outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars. See "Investment Objectives and Policies."

LEVERAGE The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. The Fund anticipates that, immediately after the completion of the offering of Preferred Shares, the Preferred Shares (together with any other outstanding forms of leverage) will represent approximately 36% of the Fund's total managed assets. This amount may vary, but the Fund will not incur leverage (including Preferred Shares and other forms of leverage) in an amount exceeding 50% of its total managed assets. "Total managed assets" means the net asset value of the Common Shares plus the liquidation preference of any preferred shares (including the Preferred Shares) and the principal amount of any borrowings used for leverage. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to offer preferred shares other than the Preferred Shares offered in this prospectus.

                             As an alternative to Preferred Shares (during periods in which no Preferred Shares are outstanding), the Fund may incur leverage through the issuance of commercial paper or notes or other borrowings. Any Preferred Shares or borrowings will have seniority over the Common Shares.

                             The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to holders of the Fund's Common Shares ("Common Shareholders") over time than if leverage were not used. Use of financial leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of dividends on the Common Shares and of the net asset value and market price of the Common Shares), and there can be no assurance that the Fund's use of leverage will be successful. Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets represented by the Preferred Shares and other leverage), the Adviser has a financial incentive for the Fund to issue the Preferred Shares and incur other leverage. See "Risks of the Fund--General Risks of Investing in the Fund--Leverage Risk."

                             INDUSTRY DIVERSIFICATION. Under normal market conditions,

                             - The Fund intends to invest 25% or more of its total assets in securities of companies in the utilities industry.
                             - The Fund intends to invest 25% or more of its total assets in securities of companies in the banking industry.

                             The Fund's holdings of securities of companies in any industry other than the utilities industry or the banking industry will at all times be less than 25% of the Fund's total assets. Consistent with the limitations described above, the proportion of the Fund's assets invested in the utilities, banking and other industries may vary from time to time, depending on market conditions.

RISKS OF THE FUND            Risk is inherent in all investing. Therefore,
                             before investing in the Preferred Shares and the Fund, you should consider the risks carefully. The following paragraphs summarize certain important risks to which the Fund and the Preferred Shares are subject. For a more detailed discussion of these risks, see "Risks of the Fund."

                             RISKS OF INVESTING IN THE PREFERRED SHARES

                             The primary risks of investing in the Preferred Shares include:

                             DIVIDEND PAYMENT RISK. The Fund will not be permitted to declare dividends or other distributions with respect to the Preferred Shares unless the Fund meets certain asset coverage requirements.

                             In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the Preferred Shares.

                             REDEEMABILITY. Unlike shares of an open-end mutual fund, including a money market mutual fund, the Preferred Shares may not be redeemed at the option of the holder.

                             INTEREST RATE RISK. The Preferred Shares pay dividends based on shorter-term interest rates. The Fund purchases equity securities that pay dividends that are based on the performance of the issuers and debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than shorter-term interest rates. Dividends, as well as longer-term and shorter-term interest rates, fluctuate. If shorter-term interest rates rise, dividend rates on Preferred Shares may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on Preferred Shares, however, dividend rates on Preferred Shares would need to exceed the net rate of return on the Fund's portfolio by a significant margin before the Fund's ability to pay dividends on Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio and thus reduce the amount of assets serving as asset coverage for the Preferred Shares.

                             AUCTION RISK. You may not be able to sell your Preferred Shares at an auction if the auction fails, i.e., if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place a bid order (an order to retain Preferred Shares) at an auction only at a specified rate, and that rate exceeds the rate set at the auction, your order will be deemed an irrevocable offer to sell your Preferred Shares, and you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a rate below which you would not wish to buy or continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your Preferred Shares than the market rate for similar investments. The dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. See "Description of Preferred Shares" and "The Auction."

                             SECONDARY MARKET RISK. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market, particularly if the Fund has designated a special rate period (a dividend period of more than seven days for Series __ and 28 days for Series __, respectively). Broker-dealers that maintain a secondary trading market (if any) for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not registered on a stock exchange or The Nasdaq Stock Market, Inc. ("NASDAQ"). If you sell your Preferred Shares between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.

                             RATINGS AND ASSET COVERAGE RISK. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" and Fitch assigns a rating of "AAA" to the Preferred Shares, these ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. In addition, Moody's, Fitch or another rating agency rating the Preferred Shares could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the Fund may (but is not required to) alter its portfolio in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. See "Risks of the Fund--Portfolio Turnover." Such a downgrade could affect the liquidity of the Preferred Shares. In addition, the Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--Redemption." The asset coverage requirements imposed by a rating agency may limit the Fund's ability to invest in certain securities or utilize certain investment techniques that the Adviser might otherwise consider desirable. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the rating agency guidelines with which the Fund must currently comply.

                             RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Tax Matters."

                             PORTFOLIO INVESTMENTS RISK. In certain
                             circumstances, the Fund may not earn sufficient income from its investments to pay dividends on Preferred Shares. In addition, the value of the Fund's investment portfolio may decline, reducing the asset coverage for the Preferred Shares. If an issuer whose securities the Fund purchases experiences financial difficulties, defaults, or is otherwise affected by adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which would reduce asset coverage for the Preferred Shares and make it more difficult for the Fund to pay dividends on the Preferred Shares.

                             GENERAL RISKS OF INVESTING IN THE FUND

                             In addition to the risks described above, certain general risks relating to an investment in the Fund may under certain circumstances reduce the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares. These risks include:

                             LIMITED OPERATING HISTORY. The Fund is a recently organized, diversified, closed-end management investment company that has been operational for less than three months.

                             INTEREST RATE RISK. Fixed income securities typically decline in value when interest rates rise and increase in value when interest rates fall. Changes in the level of interest rates are expected to affect the value of the Fund's portfolio holdings of fixed rate securities and, under certain circumstances, its holdings of adjustable rate securities, which would reduce the asset coverage on the Preferred Shares. Subject to certain limitations described herein, the Fund currently anticipates hedging, from time to time, some or all of its holdings of fixed rate and adjustable rate securities, for the purposes of (1) protecting against declines in value attributable to significant increases in interest rates in general and (2) providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to a reduction in income in the event of declines in interest rates. There can be no guarantee that such hedging strategies will be successful. Significant changes in the interest rate environment, as well as other factors, may cause the Fund's holdings of preferred and debt securities to be redeemed by the issuers, thereby reducing the Fund's holdings of higher income-paying securities at a time when the Fund may be unable to acquire other securities paying comparable income rates with the redemption proceeds. In addition to fluctuations due to changes in interest rates, the value of the Fund's holdings of preferred and debt securities, and, as a result, the Fund's net asset value, may also be affected by other market and credit factors, as well as by actual or anticipated changes in tax laws. The Fund's use of leverage through the issuance of the Preferred Shares may tend to magnify interest rate risk. See "Investment Objectives and Policies--Risks of the Fund." HEDGING STRATEGY RISK. Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. There are economic costs of hedging reflected in the pricing of futures, swaps, options and swaption contracts which can be significant. There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect will be accurate. In addition to the hedging techniques described elsewhere, i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these contracts, positions in interest rate swaps and options thereon ("swaptions"), and positions in credit derivatives, such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to comply with regulations of the Securities and Exchange Commission (and with the limitations of the Fund's credit rating agencies in connection with the Fund's leverage) involving "covering" or segregating assets in connection with the Fund's use of options, futures and other derivatives contracts. See "Investment Objectives and Policies--Investment Techniques."

                             CREDIT RISK. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of Preferred Shares. Rating downgrades will affect the value of the Fund's portfolio holdings, whether they were higher or lower rated prior to the downgrade. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund's ability to pay dividends on Common Shares and Preferred Shares. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

                             LIQUIDITY RISK. The Fund intends to invest in securities and derivatives contracts with varying degrees of market liquidity and may invest up to 20% of its total assets in illiquid securities. Preferred securities may be substantially less liquid than many other securities such as Government Securities, corporate debt, or common stocks. At any particular time, a preferred security may not be actively traded in the secondary market, even though it may be listed on the New York Stock Exchange or other securities exchange. Many preferred securities currently outstanding are listed on the New York Stock Exchange, although secondary market transactions in preferred securities are frequently effected in the over-the-counter market, even in those preferred securities that are listed. Over-the-counter derivatives contracts, including credit derivatives, also may be substantially less liquid than many other securities such as Government Securities, corporate debt or common stocks. They are not traded on an exchange, may not be actively traded, and are individual contracts between counterparties. The prices of illiquid securities and the market-to-market values of illiquid derivatives contracts may be more volatile than more actively traded securities or derivatives due to a variety of factors, such as there being fewer active buyers and sellers and the lower frequency of trading. The absence of a liquid secondary market may adversely affect the ability of the Fund to buy or sell its preferred securities or derivatives holdings at the times and prices desired and the ability of the Fund to determine its net asset value.

                             INDUSTRY CONCENTRATION RISK. The Fund concentrates its investments in the utilities and banking industries. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. Banks and utilities are subject to such risks as changes in law, regulatory policies or accounting standards, regulatory restrictions, increased competition and general economic and political conditions. See "Investment Objectives and
                             Policies--Concentration."
                             PREFERRED SECURITIES RISK. In addition to credit risk, investment in preferred securities carries certain risks including:
                             - Deferral Risk--Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds contain provisions that allow an issuer, under certain conditions, to skip (in the case of "noncumulative" preferreds) or defer (in the case of "cumulative" preferreds) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes even though it has not received a corresponding cash distribution.
                             - Redemption Risk--Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.
                             - Limited Voting Rights--Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.
                             - Subordination--Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.
                             - Liquidity--Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

                             DEBT SECURITIES RISK. In addition to credit risk, investment in debt securities carries certain risks including:
                             - Redemption Risk--Debt securities may contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.
                             - Limited Voting Rights--Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.
                             - Liability--Debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.
                             CREDIT DERIVATIVES RISK. In addition to credit risk, investment in credit derivatives carries certain risks including:
                             - Counterparty Risk--Credit derivatives are contracts between a buyer and a seller (the counterparties) of credit protection. While credit derivatives are collateralized, there is risk that a counterparty will fail to make payments due under the terms of the contract at a time when there is insufficient collateral to compensate the Fund for the full value of the contract.
                             - No Voting Rights--Credit derivatives do not provide any voting rights, although the delivery of an underlying reference obligation may provide such rights.
                             - Liquidity--Credit derivatives may be
                             substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks.
                             MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                             LOWER-RATED SECURITIES RISK. The Fund may invest up to 20% of its total assets in its holdings of securities rated below investment grade at the time of purchase or judged to be comparable in quality at the time of purchase. Lower rated preferred or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility or price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal, dividends and interest on those securities.
                             CONVERSION RISK. Under the Fund's Bylaws, if at any time after the third year following the Common Shares offering, Common Shares publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors of the Fund is obligated to consider taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments to the Fund's Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary, the "Articles" or "Articles of Incorporation") to convert the Fund to an open-end investment company, which would result in the redemption of any Preferred Shares then outstanding and the potential subsequent sale of Fund assets during unfavorable market conditions. In addition, the Board of Directors may consider taking actions designed to eliminate the discount whenever it deems it to be appropriate, which could result in a reduction in the asset coverage for Preferred Shares. The Board is not required to adopt any actions with respect to the Fund's discount and may, in fact, choose not to do so. See "Repurchase of Common Stock and Tender Offers; Conversion to Open-End Fund." ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation and Bylaws include provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund's Board of Directors. See "Certain Provisions of the Articles of Incorporation."
                             INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates.
                             DEFLATION RISK. Deflation risk is the risk that the Fund's dividends may be reduced in the future as deflation reduces interest rates in general, resulting in higher-yielding assets owned by the Fund being redeemed by their issuers.
                             TAX RISK. Future changes in tax law or regulation could adversely affect the Fund and its portfolio holdings, including their valuation, which could negatively impact the Fund's shareholders and distributions they receive from the Fund. Tax changes can be given retroactive effect.
                             FOREIGN SECURITY RISK. The prices of foreign securities may be affected by factors not present with U.S. securities, including currency exchange rates, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.
                             PORTFOLIO TURNOVER RISK. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 150% under normal market conditions, although it could be materially higher under certain circumstances. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will reduce the asset coverage on the Preferred Shares.
                             MARKET DISRUPTION. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. In addition, certain auction agents for auction rate preferred shares similar to the Preferred Shares were unable to run auctions during that period. These terrorist attacks, the war in Iraq and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. A similar disruption of the financial markets could adversely impact the Fund in general and the Preferred Shares in particular by, for example, affecting interest rates, auctions and auction participants, such as the auction agents and broker-dealers, secondary trading, ratings, credit risk, inflation, and other factors relating to securities and other financial instruments.

TRADING MARKET               The Preferred Shares will not be listed on a stock
                             exchange. Instead, you may buy or sell Preferred

                             Shares at a periodic auction by submitting orders to a broker-dealer that has entered into a separate agreement with the Fund's auction agent (a "Broker-Dealer") or to a broker-dealer that has entered into an agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may (but are not required to) maintain a separate secondary trading market in Preferred Shares, but may discontinue this activity at any time. You may transfer Preferred Shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits. There can be no assurance that a secondary trading market for the Preferred Shares will develop or, if it does develop, that it will provide holders of Preferred Shares with liquidity of investment. See "The Auction."

RATINGS The Fund will issue the Preferred Shares only if the Preferred Shares have received a credit quality rating of "Aaa" from Moody's and of "AAA" from Fitch. These ratings are an assessment of the capacity and the willingness of an issuer to pay preferred stock obligations, and are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to the market price or suitability for a particular investor. Ratings issued by a nationally recognized statistical rating agency such as Moody's or Fitch do not eliminate or mitigate the risks of investing in the Preferred Shares. These ratings may be changed, suspended or withdrawn in the rating agencies' discretion. See "Risks of the Fund."

DIVIDENDS AND RATE           The table below shows the dividend rate, the
PERIODS                      dividend payment date and the number of days for
                             the initial rate period of each Series of the Preferred Shares. For subsequent dividend periods, the Preferred Shares will normally pay dividends based on a rate set at auctions held every seven days for Series __ and every 28 days for Series __.
                             In most instances, dividends are payable on the first business day following the end of the rate period. The rate set at auction will not exceed the applicable maximum rate. See "Description of Preferred Shares--Dividends and Rate Periods."

                             Dividends on the Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds.

                                       DATE OF                                  SUBSEQUENT
               INITIAL DIVIDEND    ACCUMULATION AT    DIVIDEND PAYMENT DATE   DIVIDEND PAYMENT    NUMBER OF DAYS IN
  SERIES             RATE            INITIAL RATE    FOR INITIAL RATE PERIOD       DATE          INITIAL RATE PERIOD
  ------             ----            ------------    -----------------------       -----         -------------------
__                    %                 , 2003                                  Every _____
__                    %                 , 2003                                  Every 28 days

                             Notwithstanding the schedule above, the Fund may, subject to certain conditions, designate special rate periods of more than seven days for the Series
                             __ Preferred Shares and more than 28 days for the Series __ Preferred Shares. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares and the lead Broker-Dealer designated by the Fund, initially __________, must not have objected to the declaration of a special rate period. The dividend payment date for a special rate period will be set out in the notice designating the special rate period. See "Description of Preferred Shares--Dividends and Rate Periods."

LIQUIDATION PREFERENCE       If the Fund is liquidated, the Fund must pay to
                             holders of Preferred Shares $25,000 per share, plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of Preferred Shares-Liquidation."

ASSET MAINTENANCE            Under the Fund's Articles Supplementary (the
                             "Articles Supplementary"), which establish and fix the rights and preferences of the Preferred Shares, the Fund must maintain:

                             - asset coverage on the Preferred Shares as required by the rating agencies rating the Preferred Shares, and

                             - asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares, as discussed in "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

                             In the event that the Fund does not maintain (or cure a failure to maintain) these coverage tests, some or all of the Preferred Shares will be subject to mandatory redemption. Please see the Articles Supplementary, which is attached as Appendix B to the SAI. See "Description of Preferred Shares--Redemption."

                             Based on the composition of the Fund's portfolio as of _________, 2003, the Fund estimates that the asset coverage of the Preferred Shares, as measured pursuant to the 1940 Act and the rules and regulations thereunder, would be approximately _____% if the Fund were to issue all of the Preferred Shares offered in this prospectus, representing approximately 36% of the Fund's total managed assets after their issuance. This asset coverage will change from time to time.

REDEMPTION                   The Fund will be required to redeem Preferred
                             Shares if it fails to meet the asset coverage tests required by the 1940 Act or the rating agencies rating the Preferred Shares and fails to correct such a failure in a timely manner. The Fund may voluntarily redeem Preferred Shares, in whole or in part, under certain circumstances. See "Description of Preferred Shares--Redemption." Although the
                             Preferred Shares are subject to redemption under certain circumstances, unlike the shares of an open-end investment company, the Preferred Shares may not be redeemed at a shareholder's option.

VOTING RIGHTS                The 1940 Act requires that the holders of Preferred
                             Shares and any other outstanding preferred shares of the Fund, voting together as a single class separate from the Common Shareholders, have the right to elect at least two Directors of the Fund at all times and to elect a majority of the Directors if two years' dividends on the Preferred
                             Shares or any other preferred shares are unpaid until all unpaid dividends on the Preferred Shares and any other preferred shares are paid or otherwise provided for by the Fund. The holders of Preferred Shares and any other outstanding preferred shares will vote as a separate class on certain other matters as required under the Articles of Incorporation, the Articles
                             Supplementary or the 1940 Act. See "Description of
                             Preferred Shares--Voting Rights." Each Common
                             Share, each share of Preferred Shares, and each share of any other series of preferred shares of the Fund is entitled to one vote per share.

FEDERAL INCOME TAXATION      The distributions with respect to the Preferred
                             Shares (other than certain distributions in redemption of Preferred Shares) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders, although some portion of the dividends paid to individuals may be eligible for taxation at rates applicable to long-term capital gains.
                             Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The Internal Revenue
                             Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year.
                             Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common
                             Shares and Preferred Shares. Ordinary income dividends, dividends qualifying for the DRD and dividends treated as QDI will similarly be allocated between classes. See "Tax Matters."

CUSTODIAN AND AUCTION        PFPC Trust Company serves as the Fund's custodian.
AGENT                        _____________ will act as auction agent, transfer
                             agent, dividend-paying agent and redemption agent for the Preferred Shares.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

The information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on August 29, 2003 through ______, 2003. Because the Fund is recently organized and commenced operations on August 29, 2003, the table covers approximately ____ weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                                   FOR THE PERIOD FROM AUGUST 29,
                                                                                     2003* THROUGH ______, 2003
                                                                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:                                                            __________
       Net Asset Value, Beginning of Period (Common Shares)(1)                              $
       Less Offering Costs Charged to Additional Paid in Capital(2)                         __________

INVESTMENT OPERATIONS:                                                                      __________
       Net Investment Income(3)                                                             __________
       Net Realized and Unrealized Loss on Investments                                      __________
       Total from Investment Operations                                                     __________
       Net Asset Value, End of Period (Common Shares)                                       $
       Market Value, End of Period (Common Shares)                                          $
       Total Investment Return on Market Value (%)(4)                                       __________
       Total Investment Return on Net Asset Value (%)(4)                                    __________
RATIOS/SUPPLEMENTAL DATA:                                                                   __________
       Ratio of Expenses to Average Net Assets Applicable to Common Shares (%)                        (5)
       Ratio of Net Investment Income to Average Net Assets (%)                                       (5)
       Portfolio Turnover Rate (%)                                                                    (6)
       Net Assets Applicable to Common Shares, End of Period (000)                          $

----------
*      Commencement of operations.

(1) Net asset value at beginning of period reflects the deduction of the sales load of $___ per share and offering costs of $___ per share paid by holders of Common Shares from the $25.00 offering price.
(2) The costs of the Preferred Shares offering, estimated to be $_____ (including the sales load paid to the Underwriters for the Preferred Shares offering), will be borne immediately by holders of Common Shares and result in a reduction in the net asset value of Common Shares.
(3)    Computed using average Common Shares outstanding.
(4) Total return on net asset value is calculated assuming a purchase at the offering price of $25.00, less the sales load of $___ and offering costs of $___, and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (August 29, 2003) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.
(5)    Annualized.
(6)    Not annualized.

                                    THE FUND

The Fund is a recently organized, diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on June 23, 2003 and is registered as an investment company under the 1940 Act. As a recently-organized entity, the Fund has a limited operating history. The Fund's principal office is located at 301 E. Colorado Boulevard, Suite 720, Pasadena California 91101, and its telephone number is (626) 795-7300.

The Fund commenced operations on August 29, 2003 in connection with an initial public offering of 9,000,000 of its Common Shares. The proceeds of such offering were approximately $214,425,000 after the payment of organizational and offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters for the Common Shares were granted an option to purchase up to an additional 1,350,000 Common Shares to cover over-allotments. On September 15, 2003, such underwriters purchased, at a price of $23.875 per Common Share, an additional 400,000 Common Shares of the Fund pursuant to the over-allotment option. The Fund's Common Shares are traded on the New York Stock Exchange under the symbol "FLC."

                                 USE OF PROCEEDS

The net proceeds of the offering of Preferred Shares will be approximately $_______, after payment of the estimated offering costs and the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months of the completion of this offering. Pending such use, it is anticipated that the proceeds will be invested in money market securities, money market mutual funds and U.S. government securities.

                                 CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of ________, 2003, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby (including estimated offering expenses and sales load of $______).

                                                                                              ACTUAL   AS ADJUSTED
Preferred Shares, $0.01 par value (no shares issued; ______ shares issued, as adjusted, at      $           $
$25,000 per share liquidation preference)
Common Shares, $0.01 par value, 240,000,0000 shares authorized, _______ shares issued and       $           $
outstanding
Undistributed net investment income                                                             $           $
Accumulated net realized gain (loss) on investment transactions                                 $           $
Net unrealized appreciation/(depreciation) on investments                                       $           $
Net assets attributable to Common Shares                                                        $           $
Net assets attributable to Common Shares plus liquidation value of Preferred Shares             $           $

                              PORTFOLIO COMPOSITION

As of _____, 2003, _____% of the market value of the Fund's portfolio was invested in preferred securities, ____% in money market securities, ____% in convertible fixed income and common equity securities and ____% in long-term debt securities. This information reflects the composition of the Fund's assets at ________, 2003, and is not necessarily representative of the Fund's portfolio as of the date hereof or at any time in the future.

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The Fund's primary investment objective is high current income for holders of its Common Shares. The Fund's secondary investment objective is capital appreciation. The Fund's investment objectives may not be changed without the approval of the holders of at least 80% of the Fund's outstanding voting securities, voting as a single class, and at least 80% of the Fund's outstanding preferred shares (including Preferred Shares), voting as a separate class. See "Description of Preferred Shares Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares. No assurance can be given that the Fund's investment objectives will be achieved.

The Fund pursues its investment objectives by investing in a diversified portfolio primarily consisting of preferred and debt securities, some or all of which are expected to be hedged against risk in the general level of interest rates. In seeking its objectives, the Fund will normally invest at least 80% of its total assets in a diversified portfolio of preferred securities and other income-producing securities, consisting of various debt securities. The portion of the Fund's assets invested in preferred securities, on the one hand, and debt securities, on the other, will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its total assets in preferred securities.

The Adviser attempts to identify, through independent credit analysis, analysis of security terms and structure and market supply/demand imbalances, those preferred and debt securities that provide opportunities for capital appreciation. This analysis may include the position of the security in the issuer's capital structure, as well as the Adviser's outlook for particular industries, sectors and the U.S. economy and preferred and debt markets generally. In addition, there have been numerous instances in the past when, for periods of time, the various sectors of the preferred security or debt security asset classes have moved independently of one another, eventually restoring more traditional relationships. The Adviser believes it is well positioned to possibly take advantage of such inefficiencies and pricing anomalies in the preferred securities and debt securities markets in an attempt to enhance investment performance.

The Fund anticipates that it will actively reposition its portfolio holdings both "horizontally" among issuers and obligors as well as "vertically" among a particular issuer's preferred and debt securities, or credit derivatives thereon, in pursuing its investment objectives. A horizontal type of securities transaction would be one where the Fund sold a security of one issuer in order to purchase another security of a different issuer, but where both securities rank the same in the capital structure. For example, the Fund might sell a lower yielding preferred stock of Company X in order to buy a higher yielding preferred stock of Company Y.

By contrast, a vertical type of trade would be characterized by a movement up or down in the capital structure of securities issuers. For example, if the yield on debt securities of a particular issuer were unusually high, as compared with the yield of its outstanding preferred stock, the Fund might sell its holdings of preferred securities and use the proceeds to go "up" in the capital structure by purchasing those debt securities. As a result, the techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover.

In selecting individual securities for investment, the Adviser considers, among other things, current yield, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on capital structure, interest and dividend coverage, and the potential for the timely payment of dividends and interest. Under normal market conditions, it is expected that at least 50% of the Fund's total assets will be invested in preferred securities. The Fund may invest in common stock and convertible securities in appropriate circumstances.

The Adviser currently anticipates using various hedging techniques, including
(1) entering into futures contracts and options on futures contracts and (2) entering into interest rate swap positions and options thereon ("swaptions"), from time to time for the purpose of hedging some or all of its preferred securities and debt holdings against risk in the general level of interest rates. In addition, while the Fund normally will attempt to manage credit risk through diversification, purchasing securities subject to the Fund's credit quality limitations and selling certain securities holdings, the Fund from time to time may also hedge its securities holdings through the use of credit derivatives. There is no limit on the portion of the Fund's assets that can be hedged, subject to compliance with applicable laws and regulations, as well as restrictions imposed in connection with the rating of the Preferred Shares. The Fund may invest up to 5% of its total assets in each of options on securities and options on stock indices, up to 10% of its total assets in each of initial margin deposits on futures contracts and premiums paid for options thereon, and up to 5% of its total assets for time premiums paid for swaptions. However, under current market conditions, it is expected that up to an aggregate of 15% of the Fund's total assets could be invested in options on securities and stock indices, initial margin deposits and option premiums paid in connection with futures transactions, initial margin deposits and options premiums paid in connection with interest rate swaps and swaptions. The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund's total assets, and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 33 1/3% of the Fund's total assets. (See "Investment Techniques--Futures Contracts and Options on Futures Contracts" for a discussion of the limitations and risks associated with investments in futures contracts and options on futures contracts. See also "Investment Techniques--Interest Rate Swaps and Options Thereon ("Swaptions")" and "Investment Techniques--Credit Derivatives" for a discussion of the limitations and risks associated with positions in interest rate swaps and options thereon, and credit derivatives.)

The portion of the Fund's assets not invested in preferred securities, debt securities and hedging instruments may be invested in, among other securities, money market instruments, money market mutual funds, asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Government Securities"), which, depending on market conditions, may at times have a higher or lower yield than preferred securities and debt securities in which the Fund invests. Under normal conditions, the Fund may invest up to 15% of its total assets in common stocks or convertible securities which trade in close relationship to their underlying associated common stocks.

The Fund currently intends to invest primarily in the securities of U.S. issuers. However, the Fund may invest up to 10% of its total assets in the securities other than money market securities of companies organized outside the United States. The Fund will only invest in foreign securities that are U.S. dollar-denominated

PORTFOLIO STRATEGIES

The Adviser believes that the pursuit of the strategies described below will result, primarily, in a high level of current income to the Fund's Common Shares and, secondarily, in capital appreciation. Furthermore, current income is expected by the Adviser to increase in response to significant increases in interest rates while being relatively resistant to the impact of declines in interest rates due to

(1) the composition of fixed rate and adjustable rate securities owned, (2) the maintenance of certain hedging positions against some or all of the Fund's holdings of preferred and debt securities, from time to time, and (3) the intended leveraging of the Fund through the issuance of Preferred Shares.

Coupon rates on fixed rate preferred and debt securities held by the Fund, as their name implies, would be fixed regardless of the direction of interest rates. In addition, the market prices of such securities would tend to (1) decline as interest rates rose and (2) rise as interest rates fell. Adjustable rate securities pay income that generally rises as interest rates rise and falls as interest rates decline, often subject to minimum income floors and maximum income ceilings (called "collars"). All other things being equal, adjustable rate securities will tend to have somewhat less price variability than would fixed rate securities of comparable maturity. Nevertheless, changing interest rate and credit conditions may still affect adjustable rate securities' principal value, which may expose the Fund to risk of loss. See "Risks of the Fund."

The Fund normally anticipates hedging some or all of the interest rate exposure inherent in its holdings of these different types of preferred and debt securities. Under current market conditions, this hedging would be accomplished principally by one or more of the following strategies: (1) purchasing put options (called a "long position in a put option") on Treasury Bond and/or Treasury Note futures contracts, (2) entering into futures contracts to sell Treasury Bonds and/or Treasury Notes (called a "short position in a futures contract"), (3) entering into interest rate swap agreements as a "fixed rate payer" and/or (4) purchasing options to enter into interest rate swap agreements as a "fixed rate payer" (called a "pay fixed swaption").

The hedging positions that the Fund currently expects to hold normally appreciate in value when interest rates rise significantly, reflecting either the expected rise in yields of Treasury securities or interest rate swap yields, as applicable, and the associated decline in the prices of underlying Treasury securities or decreased net market value of an obligation to pay a fixed income stream in a higher interest rate environment.

Conversely, such hedging positions would normally depreciate in value when interest rates fall significantly. A short position in a Treasury Bond or Treasury Note futures contract should reflect directly changes in the price of that futures contract, i.e., benefiting from price declines and being adversely affected by price increases. Further, the value of a long position in a put option on a Treasury Bond or Treasury Note futures contract should rise and fall in inverse relationship to the market price of that futures contract, but the magnitude of the change in value would to a large extent depend upon whether and the extent to which the exercise price of the put option was below ("out-of-the-money") or above ("in-the-money") the price of the futures contract.

Similarly, a "pay-fixed" position in an interest rate swap should directly reflect changes in the level of interest rate swap yields. Also, the value of an option to pay fixed rate in an interest rate swap, i.e., a pay-fixed swaption, will rise or fall in direct relationship to a pay-fixed interest rate swap's value, but the magnitude of the value change would, to a large extent, depend on whether and the extent to which the exercise yield of the pay-fixed swaption was above ("out-of the-money") or below ("in-the-money") the existing level of interest rate swap yields. A more specific explanation of options and swaptions follows.

Should the Fund purchase an out-of-the-money put option on a Treasury Bond or Treasury Note futures contract as part of its hedging strategies, that put option would be expected to have value at its expiration date only if the price of the underlying futures contract declined below the exercise price of the put option. Accordingly, interest rates could generally increase moderately, and a decline in value of the Fund's preferred and debt holdings could result without the Fund's receiving any offsetting benefit from its holdings of such put options. The Fund would achieve a gain on a long position in an out-of-the-money put option on a Treasury Bond or Treasury Note futures contract at the time of its expiration only if interest rates were to increase significantly so as to result in a decline in the price of the underlying futures contract sufficient to cause the value of such put option at expiration to exceed the premiums paid by the Fund to acquire it (plus transaction costs).

Should the Fund acquire an in-the-money put option on a Treasury Bond or Treasury Note futures contract as part of its hedging strategies and should interest rates generally increase subsequently, the value of that put option at the time of its expiration would normally reflect favorably any decline in the market price of the underlying futures contract. However, the premium paid to acquire such in-the-money put option would have reflected the exercise value already present in the option at the time of purchase, and, therefore, the premium would normally be higher than that paid for an out-of-the-money put option. Furthermore, the value of an in-the-money put option would be adversely impacted directly by an increase in the price of the underlying Treasury Bond or Treasury Note futures contract which could result from a decline in interest rates. The Fund generally intends to hedge using put options on Treasury Bond or Treasury Note futures contracts or pay-fixed swaptions that are, at the time of purchase, out-of-the-money.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate PAYER, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and the payer simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate RECEIVER.

The use of pay fixed swaptions is, in many key respects, analogous to the treatment of put options on futures contracts of Treasury securities. If the Fund should buy an option to pay fixed rate in an interest rate swap at an exercise yield above current market levels, such pay fixed swaption is deemed out-of-the-money. Conversely, if the Fund should buy a pay fixed swaption with an exercise yield below the current market level of interest rate swap yields, such pay fixed swaption is considered in-the-money.

Should the Fund purchase an out-of-the-money pay fixed swaption as part of its hedging strategies, that pay fixed swaption would be expected to have value at its expiration date only if the then prevailing level of interest rate swap yields was in excess of the exercise yield specified in the pay fixed swaption. Accordingly, interest rates could generally increase moderately, and a decline in value of the Fund's preferred and debt holdings could result without the Fund's receiving any offsetting benefit from its holdings of such pay fixed swaptions. The Fund would achieve a gain on its holding of an out-of-the-money pay fixed swaption at the time of its expiration only if interest rates were to increase significantly so as to result in a rise in value from the perspective of a fixed rate payer sufficient to exceed the premiums paid by the Fund to acquire the pay fixed swaption (plus transaction costs).

Should the Fund acquire an in-the-money pay fixed swaption as part of its hedging strategies and should interest rates generally increase subsequently, the value of that pay fixed swaption at the time of its expiration would normally reflect favorably any rise in value of the underlying interest rate swap from the perspective of a fixed rate payer. However, the premium paid to acquire such in-the-money pay fixed swaption would have reflected the exercise value already present in the option at the time of purchase, and, therefore, the premium would normally be higher than that paid for an at-the-money or out-of-the-money pay fixed swaption. Furthermore, the value of an in-the-money pay fixed swaption would be adversely impacted directly by a decrease in the yield of the underlying interest rate swap contract, which could result from a general decline in the level of interest rates.

In any event, the maximum loss that might be incurred on a long position in either a put option on a Treasury futures contract or a pay-fixed swaption would be limited to the premium paid for the purchase of such option or swaption (plus transaction costs).

The response of the Fund's income to changes in interest rates will be impacted by the effectiveness of its hedging strategies. In order for the Fund's income from its holdings of fixed rate securities to increase as interest rates rise, the Fund must achieve gains on its hedging positions. These gains can be used to acquire additional shares of preferred or debt securities, which in turn would generate additional dividend or interest income. In the case of generally rising interest rates, the gains potentially achievable by the Fund from hedge instruments will be reduced by the premiums paid for the purchase of options and swaptions and to the extent that such options and swaptions held are out-of-the-money when purchased. In order for the Fund's income to be relatively resistant to significant declines in interest rates, the Fund must have limited exposure to the magnitude of losses on hedge instruments which would occasion the sale of some of its holdings of securities in order to cover such hedging losses and related costs. The Fund's exposure to losses on hedge instruments in the event of generally declining interest rates will be greater to the degree it holds (a) short positions in futures contracts, pay fixed interest rate swaps, and long positions in in-the-money put options or swaptions rather than (b) out-of-the-money put options or swaptions.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in the Adviser's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

The Fund's use of hedging instruments and the availability of gains for investment in additional shares of preferred and debt securities may be limited by the restrictions and distribution requirements imposed on the Fund under certain regulations of the Commodity Futures Trading Commission ("CFTC") and in connection with its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Investment Techniques" below and "Tax Matters." The Adviser does not believe that these restrictions and requirements will materially adversely affect the management of the Fund or the ability of the Fund to achieve its investment objectives.

There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Preferred Shares will have dividend rates established by auctions which will typically be held at regular seven day, 28 day or other short intervals. This auction process is designed to result in a high degree of principal stability for holders of the Preferred Shares. The dividend rates set pursuant to such auction process are expected to be influenced by short-term interest rates generally, so that the dividend rate on outstanding Preferred Shares is expected to increase as short-term interest rates rise and to decline as short-term interest rates fall.

In the event of an equal rise in long-term and short-term interest rates from current levels, the additional income anticipated to be received from the investment of gains on appreciated hedging positions (assuming a significant rise in interest rates) when coupled with the net impact of increasing income from adjustable rate securities would tend to more than offset the expected increased dividend rate payable on outstanding Preferred Shares. Thus, net income to the Common Shares is expected to rise in response to significant increases in interest rates as described herein.

In the event of equal declines in long-term and short-term interest rates from current levels, losses on hedge positions would be expected to result, possibly requiring the sale of some of the Fund's securities holdings and decreasing the Fund's investment income, although such hedging losses would be limited to the amount of the premiums paid (plus transaction costs) to the extent that the Fund hedged with long positions in put options or swaptions as described above. Furthermore, the existence of income floors on adjustable rate securities would mitigate the downward pressure on Fund income, to the degree the Fund has holdings of such securities. In addition, lower interest rates would be expected to result in a lower dividend rate on outstanding Preferred Shares, which would increase net investment income available to Common Shares.

However, in declining interest rate environments, issuers may call for redemption those preferred and debt securities which have coupon rates above prevailing rates. This would reduce the Fund's income since preferred and debt securities paying comparable yields would not be available to be purchased with the redemption proceeds. The combined impact of the limitation of hedge losses through the use of options hedges, lower collars on adjustable rate securities and the decline in the cost of outstanding Preferred Shares, in the opinion of the Adviser, should contribute to the net income to the Fund's Common Shares being relatively resistant to equal declines in long-term and short-term interest rates, subject to the adverse impact of redemptions of the Fund's higher yielding preferred and debt securities in the event of substantial declines in interest rates.

If short-term interest rates were to rise while long-term rates remained unchanged, the cost of the Fund's outstanding Preferred Shares would be expected to rise while coupon rates on the Fund's holdings of fixed rate and adjustable rate securities would remain unchanged (with certain exceptions in the case of adjustable rate securities whose income would rise if short term rates were to exceed long term rates by a sufficiently wide margin). See "Investment Objectives and Policies--Portfolio Investments--Adjustable Rate Preferred Stock."

However, such a hypothesized change in the relationship between short-term and long-term rates also would be expected to reduce the cost of hedging preferred and debt securities, regardless of whether such hedges were in futures contracts, interest rate swaps, long positions in put options, or holdings of pay fixed swaptions. The combined impact of the foregoing factors on the Fund's net income would depend in large measure on the relative size of the Fund's holdings of hedged preferred and debt securities and the hedging instruments utilized.

In the opposite case, namely, a decline in short-term rates with long-term rates remaining unchanged, the income from fixed rate and, for the most part, adjustable rate securities would be unaffected. Under certain circumstances, the income from adjustable rate securities may be adversely affected. The cost of the Fund's outstanding Preferred Shares would be expected to fall. On balance, these various movements would contribute to a higher net return to the Fund. However, in this interest rate environment, there would be an expected increase in the cost of hedging preferred and debt securities. The combined impact of the foregoing factors on the Fund, as under the scenario described in the preceding paragraph, would depend in large measure on the relative size of the Fund's holdings of different types of securities and the hedge instruments utilized.

The portions of the Fund's assets invested in various types of preferred and debt securities may vary from time to time. The portion of the Fund's securities that will be hedged and the types of hedge positions held may also vary significantly from time to time. There can be no assurance that the Fund will seek to hedge its entire portfolio of preferred and debt securities or that, if such hedging strategies were undertaken, they would be successful (1) in protecting against declines in value attributable to rising interest rates in general, and/or (2) in providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to declines in income in the event of declines in interest rates.

In selecting securities for investment by the Fund, the Adviser evaluates both a security's income-producing characteristics as well as its potential for capital appreciation. A security can be purchased primarily for its appreciation, rather than income potential, and vice versa.

The Fund will normally attempt to manage credit risk through diversification, purchasing securities subject to the Fund's credit quality limitations and selling certain portfolio holdings in cases where the Adviser believes that an issuer presents a reasonable prospect of defaulting or that an issuer's securities are likely to depreciate in value over the short or long term. However, from time to time the Fund may also hedge its securities holdings through the use of credit derivatives, particularly credit default swaps. As a buyer of a credit default swap contract, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced preferred or debt security or loan from the counterparty to the contract in the event of a default by a third party, such as the issuer, on the security or loan. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced preferred or debt security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. Accordingly, the Fund will segregate assets in the form of high quality, liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. See "Portfolio Investments--Credit Derivatives" below.

The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or that the Adviser will determine to use them for the Fund or, if used, that the derivatives will be used successfully. In addition, the Fund may be subject to restrictions on its use of derivatives imposed by guidelines of one or more rating agencies that may issue ratings for Fund Preferred Shares.

PORTFOLIO INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its total assets in preferred and debt securities.

PREFERRED SECURITIES include "hybrid" or taxable preferred securities and traditional preferred/preference stock. Provided that certain requirements are satisfied, dividends on traditional preferred/preference stocks generally qualify for the inter-corporate dividends received deduction ("DRD") and as Qualified Dividend Income ("QDI") for individuals eligible for taxation at the long-term capital gain rates for individuals (see "Tax Matters" below).

The Fund will invest in hybrid, or fully taxable, preferred securities that meet the following criteria: (1) the issuer has the ability to defer payments for a minimum period of 18 months without triggering an event of default and (2) the security is a junior and fully subordinated liability of an issuer or the beneficiary of a guarantee that represents a junior and fully subordinated liability of the guarantor. Hybrid securities that do not meet these criteria will be considered debt securities.

"Hybrid" or taxable preferred securities are not legally considered equity of an issuer and thus are not eligible for the DRD and do not generate QDI for individuals (see "Tax Matters" below). They are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrids typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the hybrids have not been made), these issues are often treated as close substitutes to traditional preferred securities, both by issuers and investors. Hybrid securities are also treated in a similar fashion to traditional preferred/preference stocks by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. As is also true of preferred/preference stock, hybrids have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid securities have been marketed under a variety of names, including but not limited to Monthly Income Preferred Securities ("MIPs"), Quarterly Income Preferred Securities ("QUIPs"), Trust Originated Preferred Securities ("TOPrS"), Trust Preferred Stock ("TrUPS"), Quarterly Income Debt Securities ("QUIDS"), Corporate Backed Trust Securities ("CoRTS"), Trust Preferred Securities and capital securities. As with traditional preferred/preference stocks, hybrid or taxable preferreds may be convertible into underlying common stock of the issuer or associated guarantor.

Hybrid preferreds are typically issued with a final maturity date, although in certain instances the date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequences to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

Perpetual preferred/preference stocks are issued with no mandatory retirement provisions, but typically are callable after a period of time at the option of the issuer. No redemption can occur if full cumulative dividends have not been paid, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. Sinking fund preferred/preference stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date.

Preferred/preference stock is, with common stock, one of the two major types of equity securities. Generally, preferred/preference stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. To the extent certain requirements are satisfied, dividends paid by an issuer to holders of its preferred/preference and common stocks are generally eligible for the inter-corporate DRD and characterization as QDI for individuals (see "Tax Matters" below). Unlike common stock, preferred stock does not usually have voting rights; preferred/preference stock, in some instances, is convertible into common stock.

Preferred/preference securities have certain characteristics of both debt and common equity securities. They are debt-like to the extent that their promised income is contractually fixed. They are common equity-like since they do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred/preference stock must be declared by the issuer's board of directors. In addition, distributions on hybrid securities are also subject to deferral and are thus not automatically payable. Income payments on the typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is, of course, no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may acquire non-cumulative preferred securities subject to the restrictions on quality adopted by the Fund, although the Adviser would consider, among other things, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and banking industries, which are prominent issuers of preferred securities (See "Investment Objectives and Policies--Concentration" below), and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as QDI or DRD-eligible.

Because the claim on an issuer's earnings represented by preferred/preference stocks and hybrid securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher coupon-paying preferred/preference and hybrid securities may be reduced and the Fund would be unable to acquire securities paying comparable coupons with the redemption proceeds.

From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described below that are typical for fixed rate, adjustable rate or auction rate preferred securities. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. The Adviser believes that the unavailability of such innovative securities would not adversely affect the Fund's ability to achieve its investment objectives.

CORPORATE DEBT SECURITIES. The Fund expects to invest in a wide variety of debt securities of varying maturities issued by corporations and other business entities, including limited liability companies. Debt securities are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Debt securities generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date. Among the types of debt securities in which the Fund may invest are the following:

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities are secured debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on an underlying pool of collateral, such as automobile loan receivables, credit card receivables, and equipment leases. There are risks to investing in asset-backed securities. Defaults or delinquencies on the underlying pool of assets may impair the ability of the asset-backed securities to pay interest and/or principal to the holders of the securities. In addition, while the debt is secured by the underlying collateral, it may not be possible to recover sufficient value from defaulted assets to make full payments of principal and/or interest to the holders of the securities.

STRUCTURED NOTES AND RELATED INSTRUMENTS. The Fund may invest up to 5% of its total assets in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Adviser believes that currently most structured instruments are illiquid. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Adviser, principal and/or interest payments received on the structured instrument may be substantially less than expected.

CREDIT DERIVATIVES. In managing credit risk and, in certain instances, to increase total return, the Fund may utilize credit derivatives in one of two ways. It may either "buy" credit protection, in which case, it would attempt to mitigate the risk of default or credit quality deterioration in all or a portion of its underlying portfolio of preferred and debt securities or in one or more individual holdings. This use of credit derivatives is similar in key respects to what is typically called a "fair value hedge". Alternatively, the Fund may "sell" credit protection, in which case the Fund would use credit derivatives in an attempt to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. This is analogous to what is often referred to in futures and options markets as an "anticipatory hedge". The Fund will only "sell" credit protection with respect to securities in which it would be authorized to invest directly.

When the Fund is a buyer of credit protection, the fair market value of its interest in such derivatives will be collateralized by the counterparty with high quality, liquid securities in accord with industry practice. When the Fund buys credit protection, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will each be treated as an issuer for purposes of complying with the Fund's issuer diversification and industry concentration and guidelines, absent regulatory guidance to the contrary. The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund's total assets.

In those instances where the Fund uses credit derivatives as a seller of credit protection, the Fund will separately segregate with its custodian high quality, liquid investments having a value, at all times, through exercise at least equal to the Fund's potential payment obligation under the credit derivatives to which it is a party. When the Fund is a seller of credit protection, it may be required to collateralize its obligation to the counterparty. When the Fund sells credit protection, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund's issuer diversification and industry concentration guidelines, absent regulatory guidance to the contrary. The notional amount of the credit exposure to which the Fund is subject when it sells credit protection will not exceed 33 1/3% of the Fund's total assets.

CREDIT QUALITY. At least 80% of the preferred and debt securities that the Fund will acquire will be rated investment grade (at least "Baa3" by Moody's or "BBB-" by S&P) at the time of investment or will be securities of issuers whose senior debt is rated investment grade by Moody's or S&P at the time of investment (or, in the case of credit derivatives where the Fund has "sold" credit protection, refer to an underlying issuer or obligor so rated). In addition, the Fund may acquire unrated issues that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. The Fund will limit to 20% of its total assets the portion of its portfolio invested in preferred and debt securities rated below investment grade (which securities must be rated at least "Ba3" by Moody's or "BB-" by S&P at the time of purchase) or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer (or, in the case of credit derivatives where the Fund has "sold" credit protection, refer to an underlying issuer or obligor) having a class of senior debt outstanding that is rated investment grade. Securities rated "Baa" by Moody's or "BBB" by S&P, although investment grade, are considered to have speculative characteristics, and securities rated "Ba" or "BB" are believed to have speculative elements and a greater vulnerability to default than higher-rated securities. Moody's and S&P may modify certain letter ratings of securities with the addition of a plus or a minus sign or other modifier in order to show relative standing within the rating category.

References to a particular letter rating in this prospectus may or may not be to the rating with or without regard to any specific modifiers as the context requires.

The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The Adviser's judgment as to credit quality of a security, thus, may differ from that suggested by the ratings published by a rating service. A description of ratings by Moody's and S&P relevant to the Fund's investments is included in Appendix A to the SAI. The policies of the Fund described above as to ratings of portfolio investments apply only at the time of the purchase of a security or enter into a credit derivative position, and the Fund is not required to dispose of a security or close out a credit derivative position in the event Moody's or S&P downgrades its assessment of the credit characteristics of a security's issuer, although standards for rating the Preferred Shares imposed by Moody's may result in the Fund's disposing of securities that are downgraded.

HYBRID PREFERRED SECURITIES. Hybrid, or taxable preferreds, are a comparatively new asset class, having first been introduced late in 1993. Income paid on these securities is not eligible for the DRD and is not QDI (see "Tax Matters" below), but does constitute deductible interest expense for issuers thereof. The universe of hybrid issuers consists overwhelmingly of fixed coupon rate issues with final stated maturity dates. However, certain issues have adjustable coupon rates, which reset quarterly in a manner similar to adjustable rate preferred stocks described above. The hybrid preferred securities universe is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat," i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

TRADITIONAL FIXED RATE PREFERRED STOCK. Traditional fixed rate preferred stocks have fixed dividend rates for the life of the issue and typically pay dividends that may qualify for the DRD and as QDI. They can be perpetual with no maturity date or subject to mandatory redemptions such as through a sinking fund. The category of fixed rate preferred stocks also includes a variety of innovative securities as well as certain convertible preferred securities. Certain fixed rate preferred stocks have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred stock shareholder will be able to dispose of his holdings close to a pre-specified price, typically equal to par or stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred stocks. Another common form of fixed rate preferred stock is the traditional convertible preferred stock, which permits the holder to convert into a specified number of shares at the holder's option at any time prior to some specified date. Innovative preferred stock and traditional convertible preferred stock are often less liquid than the conventional fixed rate preferred stock. The Fund's ability to achieve its investment objectives is not dependent on the availability of such innovative or convertible preferred stocks.

ADJUSTABLE RATE PREFERRED STOCK. Unlike traditional fixed rate preferred stocks, adjustable rate preferred stocks are preferred stocks that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. (Like traditional fixed rate preferred stocks, these issues typically pay dividends that may qualify for the DRD and as QDI.) The adjustable dividend rate feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates. Nonetheless, adjustable rate preferred stocks have fluctuated in market value and are expected to do so in the future.

The dividend rate on an adjustable rate preferred stock is determined typically each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to (1) rates on specific classes of debt securities issued by the U.S. Treasury or (2) LIBOR, with limits (known as "collars") on the minimum and maximum dividend rates that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. Conversely, as the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the stock. The adjustment formula is fixed at the time of issuance of the adjustable rate preferred stock and cannot be changed without the approval of the holders thereof.

The market values of outstanding issues of adjustable rate preferred stock may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different dividend yield than the adjustment formula produces, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short-term and long-term interest rates, as well as other factors.

Most of the issues of adjustable rate preferred stocks currently outstanding are perpetual.

COMMON STOCK. The Fund may invest up to 15% of its total assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid. In selecting common stocks for investment, the Fund will focus both on the security's dividend-paying capacity and on its potential for appreciation.

Certain preferred and debt securities are convertible into the common stock of the associated issuer. To the extent that such securities, because of their terms and market conditions, trade in close relationship to the underlying common stock of the issuer, they will be subject to the limit of 15% of total assets, under normal market conditions, that applies to common stocks.

AUCTION RATE PREFERRED STOCK. Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Auction rate preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at 49-day or other short intervals, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. The typical auction rate preferred stock's dividend is limited to a specified maximum percentage of the Federal Reserve's Commercial Paper Index as of the auction date. Further, the terms of auction rate preferred stocks generally provide that the shares are redeemable by the issuer at certain times.

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The failures of several auctions since late 1990 have significantly decreased the financial market's perception that the auction process can be depended upon to guarantee that the price of such preferred stocks will approximate par or stated value, particularly among lower rated issues.

MONEY MARKET INSTRUMENTS. Under normal conditions, the Fund may hold up to 15% of its total assets in cash or money market instruments or, subject to the limitation on investments in investment companies, in money market mutual funds holding such types of investments. The Fund intends to invest in money market instruments or money market funds to meet its general working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques (see "Investment Objectives and Policies--Investment Techniques" below), to hold as a reserve pending the payment of dividends to investors and to meet the liquidity requirements of rating agencies that rate the Preferred Shares, and to facilitate the payment of expenses and settlement of trades. As noted above, pending investment of the net proceeds of this offering in accordance with the Fund's investment objectives and policies, the Fund may invest without limitation in money market instruments. In addition, when the Adviser believes that economic circumstances warrant a temporary defensive posture, the Fund may invest in short-term money market instruments without regard to the normal 15% limitation. To the extent the Fund invests in short-term money market instruments, its ability to achieve its investment objectives of high current income and capital appreciation may be adversely affected.

Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include:
Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-1 by Moody's or A-1 by S&P; and repurchase agreements. Money market funds in which the Fund may invest are expected to be rated "Aaa" by one or more rating agencies.

As indicated above, the Fund may invest normally up to 15% of its total assets in money market instruments but, under certain circumstances, may invest without limit in money market instruments. Subject to these limits, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated money market obligations of foreign banks or foreign branches of U.S. banks but will do so only if the Adviser determines that the obligation presents minimal credit risks. These obligations entail risks that are different from those of investments in obligations of U.S. banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to the domestic operations of U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank.

The Fund may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including possible delays or restrictions on the Fund's ability to dispose of the underlying securities. In evaluating these potential risks, the Adviser, on an ongoing basis, monitors (1) with the assistance of the Administrator, the value of the collateral underlying each repurchase agreement of the Fund to ensure that the value is at least equal to the total amount of the repurchase obligation, including interest, and (2) the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements.

GOVERNMENT SECURITIES. Government Securities in which the Fund may invest include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

ZERO COUPON SECURITIES. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Government Securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, the Fund may be required to include in its income for tax purposes each year a portion of the difference between a zero coupon security's stated price at maturity and its original issue price.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

RESTRICTED SECURITIES (DIRECT PLACEMENTS). The Fund may invest up to 20% of its total assets in securities purchased in direct placements. Securities obtained by means of direct placement typically are less liquid than securities traded on the open market because of statutory or contractual restrictions on resale and thus are often referred to as restricted securities. Such securities are, therefore, unlike securities traded in the open market, which can be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Fund. However, the Fund could sell such securities if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, in privately negotiated transactions with a limited number of purchasers or in public offerings registered under such Act.

Direct placements of securities have frequently resulted in higher yields to purchasers and more restrictive covenants to issuers, which may provide greater protection for the purchaser than comparable registered securities. As it has avoided the expense and delay involved in a public offering of its securities, an issuer is often willing to offer the purchaser more attractive features in its securities issued in direct placements. Also, adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities.

Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund will carefully monitor the Fund's investments in such securities with particular regard to valuation, liquidity and availability of information.

INVESTMENT COMPANY SECURITIES. The Fund may invest up to 10% of its total assets in securities of registered investment companies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own in the aggregate (1) more than 3% of such issuer's total outstanding voting securities or (2) securities issued by such issuer having an aggregate value in excess of 5% of the Fund's total assets. To the extent that investment advisory, administrative and brokerage expenses of an investment company are reflected in the price of its shares held in the Fund's portfolio, there will be a duplication of such expenses.

CONCENTRATION

The Fund intends to concentrate its investments in utility companies and companies in the banking industry so that, under normal market conditions, at least 25% of the Fund's total assets will be invested in securities issued by utilities and an additional 25% or more of its total assets will be invested in securities issued by companies in the banking industry. If adverse economic conditions prevail in either or both of these industries at some future date, the Fund, for defensive purposes, temporarily may invest less than 25% of its total assets in the affected industry or industries. This concentration policy is a fundamental policy of the Fund and cannot be changed without approval by the vote of a majority of the Fund's outstanding voting securities, voting as a single class, and a majority of the Fund's outstanding preferred shares (including the Preferred Shares), voting as a separate class, as described under "Description of Preferred Shares-Voting Rights" below.

Consistent with the limitations set forth in the preceding paragraph, the portion of the Fund's assets invested in each of the utilities, banking and other industries will vary from time to time. The concentration of the Fund's assets in the utilities and banking industries is a source of potential risk, although the Fund intends to diversify its investments broadly among issuers in order to reduce risk and will be subject to diversification requirements and other investment limitations imposed by rating agencies in connection with the rating of the Preferred Shares. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

UTILITY SECURITIES. The utilities industry generally includes companies engaged in the generation, transmission or distribution of electric energy, gas, or water, or, in certain instances, the providing of telephone and telecommunications services. Certain segments of the industry and individual companies within such segments may not perform as well as the industry as a whole. Many utility companies historically have been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of the utility companies to operate and utilize such facilities, thus reducing the utility companies' earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rates of return of utility companies generally are subject to review and limitation by state public utility commissions, which often results in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utilities have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

BANK HOLDING COMPANY AND BANK STOCKS. Investment in the Fund involves consideration of various regulatory and economic factors affecting bank holding companies and their subsidiary banks.

For many years federal and state banking laws and regulations limited the ability of bank holding companies and banks to compete geographically and have restricted sharply the activities in which they may engage. From time to time, changes in law and regulation have been proposed to permit greater diversification of the financial products of bank holding companies and banks, but often such legislation has bogged down or, if it has been enacted, often it has been limited in the scope of change it has facilitated. In 1994 the Congress enacted legislation that enhanced the ability of bank holding companies and banks to expand by acquisition or branching across state lines. Their ability to engage in nonbanking activities, however, remained very limited.

In late 1999 the Congress enacted the Gramm-Leach-Bliley Act, a piece of financial regulation reform legislation that altered the landscape of bank holding company and bank regulation. The Act repealed provisions of the Glass-Steagall Act that since 1933 had severely limited the underwriting of securities by affiliates of banks and it repealed provisions of the Bank Holding Company Act that had severely limited the insurance activities of bank holding companies. The Gramm-Leach-Bliley Act created a new scheme or regulation for FINANCIAL HOLDING COMPANIES--these are bank holding companies with high capital levels, good compliance and management records and good records under the Community Reinvestment Act that have elected to become financial holding companies. Such companies enjoy several prerogatives versus bank holding companies that have not made this election. First, they are allowed to engage in a broad range of financial activities, including securities and insurance activities, not merely activities that are closely related to banking. Second, they are not subject to any Glass-Steagall-based limitations on their securities underwriting and dealing activities. Third, they are permitted to invest in nonfinancial companies and to control investment funds that invest in such companies. Fourth, they do not require prior Federal Reserve approval to engage in new activities or to acquire non-banking companies. A large number of local and regional bank holding companies have elected to become financial holding companies. The Gramm-Leach-Bliley Act or other changes in law or regulation could result in increased regulation for banks and bank holding companies, which could adversely affect their viability or profitability.

Federal law and regulations require commercial banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank's failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company's cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends.

Fiscal and monetary policies of the government and general economic and political conditions can affect the availability and cost of funds to banks, loan demand and asset quality and thereby impact the earnings and financial condition of banking institutions. Downturns in a regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank's loan portfolio, particularly if the portfolio is concentrated in the affected region or industry. From time to time, general economic conditions have adversely affected financial institutions' energy, agricultural, commercial real estate, less-developed country, venture capital, technology, telecommunications, and highly-leveraged loan portfolios. The impact of a deteriorating economy or industry upon institutions depends, in part, on the size of the institutions, the extent to which they are involved in the type of lending or market affected, the duration of the softening in the affected area and the managerial and capital resources of the institutions. In addition, changes in accounting rules applicable to loans and investment securities also may adversely impact the financial condition of banking institutions.

INVESTMENT TECHNIQUES

For hedging purposes or, under certain circumstances, to increase its total return, the Fund may employ, among others, the investment techniques described below, although its ability to engage in any of these strategies may be limited by restrictions imposed on the Fund's operations in connection with obtaining and maintaining (i) a rating for outstanding Preferred Shares and (ii) its qualification as a regulated investment company under the Code.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury
Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool pursuant to CFTC Rule 4.5. Current CFTC rules place no limit on the amount of speculative futures trading by an investment company such as the Fund. The Fund, however, currently intends to limit its speculative futures trading such that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Tax Matters."

Under regulations of the Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities (see "Investment Objectives and Policies--Investment Techniques--Options on Securities" below) in order to counter the impact of any potential leveraging.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct.

INTEREST RATE SWAPS AND OPTIONS THEREON ("SWAPTIONS"). The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate PAYER, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, the Fund's Adviser expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

CREDIT DERIVATIVES. The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Commission.

INTEREST RATE SWAPS, SWAPTIONS, AND CREDIT DERIVATIVES (GENERAL). The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker/dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines imposed in connection with the issuance of Preferred Shares, the Fund is authorized to enter into swaptions and to purchase credit default swaps but is subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions, and credit derivatives would be able to be revised by the Fund's Board, without shareholder vote of the Common Shares or the Preferred Shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Preferred Shares then in effect.

The Board of Directors has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker/dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Fund's Board, (b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board at any time in its discretion.

The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives sold by the Fund will not exceed
33 1/3% of the Fund's total assets.

The Fund's Adviser expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

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The Fund has instituted procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund's Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the Adviser's valuation models.

The use of interest rate swaps, swaptions, and credit derivatives, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct.

OPTIONS ON SECURITIES. In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund must either (a) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (c) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

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As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The
Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

OPTIONS ON STOCK INDICES. The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if the Adviser deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

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LENDING PORTFOLIO SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33 1/3 % of the Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Directors must terminate the loan and regain the Fund's right to vote the securities.

SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred securities, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stock sold short. Short sales of this kind are referred to as short sales of securities "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's total assets (taken at current value) may be held as collateral for such sales at any one time.

FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and approval of the holders of a majority of the Fund's outstanding shares of preferred stock (including the Preferred Shares), voting as a separate class. A "majority of the outstanding voting securities" for these purposes means (i) 67% or more of the Common Shares and shares of preferred stock present at a meeting, voting as a single class, if the holders of more than 50% of such shares outstanding are present or represented by proxy, or (ii) more than 50% of the Common Shares and shares of preferred stock outstanding, voting as a single class, whichever of (i) or (ii) is less. A majority of the Fund's outstanding shares of preferred stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to outstanding shares of preferred stock.. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above or in the SAI in order to obtain and maintain ratings from Moody's and Fitch on the Preferred Shares. It is not currently anticipated that these guidelines will materially impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage." See "Fundamental Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund and "Description of Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

RATING AGENCY REQUIREMENTS

In connection with their rating the Preferred Shares, Moody's and Fitch will impose asset coverage tests and other restrictions that may limit the Fund's ability to engage in certain of the transactions described above. See "Description of Preferred Shares-Rating Agency Guidelines and Asset Coverage."

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                                RISKS OF THE FUND

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

The Fund is a recently organized, diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

RISKS OF INVESTING IN THE PREFERRED SHARES

DIVIDEND PAYMENT RISK. The Fund will not be permitted to declare dividends or other distributions with respect to the Preferred Shares unless the Fund meets certain asset coverage requirements.

In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the Preferred Shares.

REDEEMABILITY. Unlike shares of a open-end mutual fund, including a money market mutual fund, the Preferred Shares may not be redeemed at the option of the holder.

INTEREST RATE RISK. The Preferred Shares pay dividends based on shorter-term interest rates. The Fund purchases equity securities that pay dividends that are based on the performance of the issuers and debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than shorter-term interest rates. Dividends, as well as longer-term and shorter-term interest rates, fluctuate. If shorter-term interest rates rise, dividend rates on Preferred Shares may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on Preferred Shares, however, dividend rates on Preferred Shares would need to exceed the net rate of return on the Fund's portfolio by a significant margin before the Fund's ability to pay dividends on Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio and thus reduce the amount of assets serving as asset coverage for Preferred Shares.

AUCTION RISK. You may not be able to sell your Preferred Shares at an auction if the auction fails, i.e., if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place a bid order (an order to retain Preferred Shares) at an auction only at a specified rate, and that rate exceeds the rate set at the auction, your order will be deemed an irrevocable offer to sell your Preferred Shares, and you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a rate below which you would not wish to buy or continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your Preferred Shares than the market rate for similar investments. The dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. See "Description of Preferred Shares" and "The Auction."

SECONDARY MARKET RISK. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market, particularly if the Fund has designated a special rate period (a dividend period of more than seven days in the case of Series __ or 28 days in the case of Series __). Broker-dealers that maintain a secondary trading market (if any) for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not listed on a stock exchange or NASDAQ. If you sell your Preferred Shares between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.

RATINGS AND ASSET COVERAGE RISK. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" and Fitch assigns a rating of "AAA" to the Preferred Shares, these ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. In addition, Moody's, Fitch or another rating agency rating the Preferred Shares could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the Fund may (but is not required to) alter its portfolio in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. See "Portfolio Turnover." In addition, the Fund may be forced

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to redeem your Preferred Shares to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--Redemption." The asset coverage requirements imposed by a rating agency may limit the Fund's ability to invest in certain securities or utilize certain investment techniques that the Adviser might otherwise consider desirable. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the rating agency guidelines with which the Fund must currently comply.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes or its ability to avoid an excise tax imposed under the Code. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to avoid such excise tax and to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Tax Matters."

PORTFOLIO INVESTMENTS RISK. In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on Preferred Shares. In addition, the value of the Fund's investment portfolio may decline, reducing the asset coverage for the Preferred Shares. If an issuer whose securities the Fund purchases experiences financial difficulties, defaults, or is otherwise affected by adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which will reduce asset coverage for the Preferred Shares and make it more difficult for the Fund to pay dividends on the Preferred Shares.

GENERAL RISKS OF INVESTING IN THE FUND

LIMITED OPERATING HISTORY. The Fund is a recently organized, diversified, closed-end management investment company that has been operational for less than three months.

INTEREST RATE RISK. Fixed income securities typically decline in value when interest rates rise and increase in value when interest rates fall. Changes in the level of interest rates are expected to affect the value of the Fund's portfolio holdings of fixed rate securities and, under certain circumstances, its holdings of adjustable rate securities and positions in hedging instruments, and the market price of the Common Shares and the asset coverage of the Preferred Shares. Subject to certain limitations described herein, the Fund currently anticipates hedging, from time to time, some or all of its holdings of fixed rate and adjustable rate securities, for the purposes of (1) protecting against declines in value attributable to significant increases in interest rates in general and (2) providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to a reduction in income in the event of declines in interest rates. There can be no guarantee that such hedging strategies will be successful. In addition to fluctuations due to changes in interest rates, the value of the Fund's holdings of preferred and debt securities and common stocks, and as a result, the Fund's net asset value, may also be affected by other market and credit factors, as well as by actual or anticipated changes in tax laws, such as changes in corporate income tax rates and the rules governing the availability of the DRD and the classification of dividends as QDI. Further, the exercise of call provisions on preferred or debt securities by their issuers, due to generally falling interest rates or otherwise, could result in the Fund's not realizing the benefits of (i) price appreciation in the securities above the call prices and/or (ii) stable income in the event of declining yields for preferred and debt securities. In addition, there can be no assurance that there will be sufficient liquidity of preferred securities to enable the Fund to buy or sell preferred and debt securities at prices that the Adviser believes to be suitable.

HEDGING STRATEGY RISK. Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere, i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these contracts, positions in interest rate swaps, options thereon ("swaptions"), and credit derivatives such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to company with regulations of the Commission involving "covering" or segregating assets in connection with the Fund's use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in the Adviser's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

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There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

CREDIT RISK. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of Fund Preferred Shares. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund's ability to pay dividends on Common Shares. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

ILLIQUIDITY. Preferred and debt securities may be substantially less liquid than many other securities such as common stocks or Government Securities. At any particular time, a preferred or debt security may not be actively traded in the secondary market, even though it may be listed on the New York Stock Exchange or other securities exchange. Many preferred and debt securities currently outstanding are listed on the New York Stock Exchange, although secondary market transactions in preferred and debt securities are frequently effected in the over-the-counter market, even in those preferred securities that are listed. The prices of illiquid securities may be more volatile than more actively traded securities due to a variety of factors, such as there being fewer active buyers and sellers and the lower frequency of trading. The absence of a liquid secondary market may adversely affect the ability of the Fund to buy or sell its preferred and debt securities holdings at the times and prices desired and the ability of the Fund to determine its net asset value. The Fund may invest up to 20% of its total assets in illiquid securities.

LEVERAGE RISK. The Fund's use of leverage through the issuance of Preferred Shares creates an opportunity for increased Common Shares net income, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. Risks affecting the Fund's net asset value will be magnified by the issuance of Preferred Shares. If the Fund's current net investment income and capital gains are not sufficient to meet dividend requirements on outstanding Preferred Shares, the Fund may need to liquidate certain of its investments, thereby possibly reducing the net asset value attributable to the Common Shares. In addition, failure to meet required asset coverage requirements for Preferred Shares or to satisfy certain guidelines established by the rating agencies may result in mandatory partial or full redemption of Preferred Shares, which would reduce or eliminate the Fund's leverage and could also adversely affect distributions to holders of Common Shares. Such redemptions may also cause the Fund to incur additional transaction costs, including costs associated with the sale of portfolio securities.

When the Fund is utilizing leverage, the fees paid to the Adviser and its affiliates for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets (which include the liquidation preference on Preferred Shares and the principal amount of any borrowings used for leverage). As a result, the Adviser has a financial incentive for the Fund to issue Preferred Shares or to otherwise incur leverage, which may create a conflict of interest.

INDUSTRY CONCENTRATION RISK. The Fund concentrates its investments in the utilities and banking industries. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. Banks and utilities may be subject to such risks as changes in law, regulatory policies or accounting standards, regulatory restrictions, increased competition and general economic and political conditions. See "Investment Objectives and Policies--Concentration."

INCOME INELIGIBLE FOR THE DRD OR CLASSIFICATION AS QDI. Investors should note that the portion of the Fund's income that qualifies for the DRD will vary, and may vary significantly. In pursuing its investment objectives, the Fund does not seek to maximize the percentage of the Fund's total assets that generate dividends qualifying for the DRD or that constitute QDI. Also, under legislation signed into law on May 28, 2003, QDI received by individuals may be subject to tax at the long-term capital gains rates applicable to individuals, which are lower than ordinary income rates. Investors should note that the amount of dividends received from the Fund that may qualify for taxation under long-term capital gains rates is initially not expected to be significant. The Fund intends to take tax benefits to shareholders into account when determining to what extent to invest in debt securities and different types of preferred securities. See "Tax Matters."

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PREFERRED SECURITIES RISK. In addition to credit risk, investment in preferred securities carries certain risks including:

     - Deferral Risk--Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions, to skip (in the case of "noncumulative" preferreds) or defer (in the case of "cumulative preferreds") dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes even though it has not received a corresponding cash distribution.

     - Redemption Risk--Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

     - Limited Voting Rights--Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

     - Subordination--Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

     - Liquidity--Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

DEBT SECURITIES RISK. In addition to credit risk, investment in debt securities carries certain risks including:

     - Redemption Risk--Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

     - - Limited Voting Rights--Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

     - - Liquidity--Debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

CREDIT DERIVATIVES RISK. In addition to credit risk, investment in credit derivatives carries certain risks including:

     - - Counterparty Risk--Credit derivatives are contracts between a buyer and a seller (the counterparties) of credit protection. While credit derivatives are collateralized, there is risk that a counterparty will fail to make payments due under the terms of the contract at a time when there is insufficient collateral to compensate the Fund for the full value of the contact.

     - - No Voting Rights--Credit derivatives do not provide any voting rights, although the delivery of an underlying reference obligation may provide such rights.

     - - Liquidity--Credit derivatives may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

UNRATED SECURITIES. The Fund may invest in unrated securities that the Adviser determines to be of comparable quality to the rated securities in which the Fund may invest. Dealers may not maintain daily markets in unrated securities and retail secondary markets for many of them may not exist. As a result, the Fund's ability to sell these securities when the Adviser deems it to be appropriate may be diminished.

LOWER-QUALITY PREFERRED AND DEBT SECURITIES. The Fund is permitted to invest up to 20% of its total assets in securities rated at the time of purchase below either "Baa3" by Moody's or "BBB-" by S&P or deemed to be of comparable quality at the time of purchase, but at least equal to either "Ba3" or "BB-" by such rating agencies, respectively. Preferred and debt securities rated "Ba" by Moody's are judged to have speculative elements; their future cannot be considered as well assured and earnings and asset protection may be very moderate. Preferred and debt securities rated "BB" by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative issues, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. See Appendix A to the SAI for a general description of Moody's and S&P's ratings of preferred and debt securities.

The Fund may have difficulty disposing of certain preferred and debt securities because the trading market for such lower-quality securities may be thinner than the market for preferred and debt securities generally. To the extent a secondary trading market for lower-quality preferred and debt securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. The market behavior of preferred and debt securities in lower rating categories is often more volatile than that of higher quality securities.

LOWER-RATED SECURITIES RISK. The Fund may invest up to 20% of its total assets in its holdings of securities rated below investment grade at the time of purchase or judged to be comparable in quality at the time of purchase. Lower-rated preferred or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal, dividends and interest on those securities.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation and Bylaws include provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund's Board of Directors. See "Certain Provisions of the Articles of Incorporation."

CONVERSION RISK. Under the Fund's Bylaws, if at any time after the third year following the Common Shares offering, the Common Shares publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors of the Fund is obligated to consider taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company, which would result in the redemption of Preferred Shares then outstanding and the potential subsequent sale of Fund assets during unfavorable market conditions. In addition, the Board may consider taking actions designed to eliminate the discount whenever it deems it to be appropriate, which could result in a reduction in the asset coverage for Preferred Shares. The Board is not required to adopt any actions with respect to the Fund's discount and may, in fact, choose not to do so.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates.

DEFLATION RISK. Deflation risk is the risk that the Fund's dividends may be reduced in the future as deflation reduces interest rates in general, resulting in higher-yielding assets owned by the Fund being redeemed by their issuers.

TAX RISK. Future changes in tax law or regulation could adversely affect the Fund and its portfolio holdings, including their valuation, which could negatively impact the Fund's shareholders and distributions they receive from the Fund. Tax changes can be given retroactive effect.

FOREIGN SECURITY RISK. The prices of foreign securities may be affected by factors not present in U.S. markets. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries. Foreign securities are also subject to the risks of nationalization, expropriation or confiscatory taxation, currency blockage and adverse political changes or diplomatic developments.

Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Many foreign securities may be less liquid and more volatile than U.S. securities.

PORTFOLIO TURNOVER RISK. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 150% under normal market conditions, although it could be materially higher under certain circumstances. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will reduce the asset coverage on the Preferred Shares.

MARKET DISRUPTION. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. In addition, certain auction agents for auction rate preferred shares similar to the Preferred Shares were unable to run auctions during that period. These terrorist attacks, the war in Iraq and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. A similar disruption of the financial markets could adversely impact the Fund in general and the Preferred Shares in particular by, for example, affecting interest rates, auctions and auction participants, such as the auction agents and broker-dealers, secondary trading, ratings, credit risk, inflation and other factors relating to securities and other investments.

                             MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors, the Adviser is responsible for management of the Fund's investment portfolio. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

ADVISER

Flaherty & Crumrine Incorporated serves as the Fund's investment adviser pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). The Adviser, which was organized in 1983 and has offices at 301 E. Colorado Boulevard, Pasadena, California 91101, specializes in the management of portfolios of preferred securities, including related hedging activities, for institutional investors and had aggregate assets under management as of September 30, 2003 (which do not include the net assets of the Fund) of approximately $2.6 billion. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and also serves as an investment adviser to Preferred Income Fund Incorporated, Preferred Income Opportunity Fund Incorporated and F&C/Claymore Preferred Securities Income Fund Incorporated, closed-end investment companies investing primarily in preferred securities, which as of September 30, 2003 had approximately $__ billion in aggregate total net assets. In managing the day-to-day investment operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Donald F. Crumrine, Robert M. Ettinger, Peter C. Stimes, Bradford R. Stone and R. Eric Chadwick, whose backgrounds are described in the SAI.

Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services, the Adviser is paid a fee computed and paid monthly equal to an annual rate of 0.575% on the first $200 million of the Fund's average weekly total managed assets, which is reduced to 0.50% on the next $300 million of the Fund's average weekly total managed assets and 0.45% on the Fund's average weekly total managed assets above $500 million. (FOR PURPOSES OF CALCULATING SUCH FEE, THE FUND'S TOTAL MANAGED ASSETS MEANS THE TOTAL ASSETS OF THE FUND (INCLUDING ANY ASSETS ATTRIBUTABLE TO ANY PREFERRED SHARES (INCLUDING THE PREFERRED SHARES) THAT MAY BE OUTSTANDING OR OTHERWISE ATTRIBUTABLE TO THE USE OF LEVERAGE) MINUS THE SUM OF ACCRUED LIABILITIES (OTHER THAN DEBT, IF ANY, REPRESENTING FINANCIAL LEVERAGE). FOR PURPOSES OF DETERMINING TOTAL MANAGED ASSETS, THE LIQUIDATION PREFERENCE OF THE PREFERRED SHARES IS NOT TREATED AS A LIABILITY.)

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement ("disabling conduct"). The Advisory Agreement also provides that the Fund will indemnify the Adviser for any loss, claim, damage, liability or expense not resulting from disabling conduct on the part of the Adviser.

SERVICING AGENT

Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as shareholder servicing agent to the Fund. Pursuant to a shareholder servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% on the first $200 million of the Fund's average weekly total managed assets, 0.10% on the next $300 million of the Fund's average weekly total managed assets and 0.15% on the Fund's average weekly total managed assets above $500 million. Total managed assets are computed in the same manner as described above for the Adviser's fee. Because an increased asset size and presumably larger shareholder base is expected to increase the Servicing Agent's workload, its fee is structured to increase at higher asset levels. The Servicing Agent is registered with the SEC as a broker-dealer.

ADMINISTRATOR AND COMMON SHARES TRANSFER AGENT

PFPC, Inc. (the "Administrator") serves as the Fund's administrator. In its capacity as such, the Administrator calculates the net asset value of the Common Shares and generally assists in all aspects of the administration and operation of the Fund. Pursuant to an administration agreement between the Fund and the Administrator (the "Administration Agreement"), as compensation for the Administrator's services the Fund pays the Administrator a monthly fee at an annual rate of 0.10% on the first $200 million of the Fund's average weekly total managed assets, 0.04% on the next $300 million of the Fund's average weekly total managed assets, 0.03% on the next $500 million of the Fund's average weekly total managed assets and 0.02% on the Fund's average weekly total managed assets above $1 billion. (For purposes of calculating such fee, the Fund's total managed assets means the total assets of the Fund (including any assets attributable to any preferred shares (which include the liquidation preference on the Preferred Shares and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Preferred Shares is not treated as a liability.) The Administrator also serves as the Fund's Common Shares servicing agent (transfer agent), dividend-paying agent and registrar. As compensation for the Administrator's services as such, the Fund pays the Administrator a fee computed and paid monthly at an annual rate of 0.02% on the first $150 million of the Fund's average weekly net assets attributable to the Common Shares, 0.01% on the next $350 million of the Fund's average weekly net assets attributable to the Common Shares, 0.005% on the next $500 million of the Fund's average weekly net assets attributable to the Common Shares and 0.0025% on the Fund's average weekly net assets attributable to the Common Shares above $1 billion (which for purposes of calculating such fee will be deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities include the aggregate liquidation preference of the Fund's outstanding Preferred Shares) and accumulated dividends, if any, on the Preferred Shares), plus certain out-of-pocket expenses.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

The Advisory Agreement became effective on August 29, 2003 and will, unless earlier terminated as described below, remain in effect for two years and from year to year thereafter if approved annually (1) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement terminates on its assignment by any party and may be terminated without penalty on 60 days' written notice at the option of any party or by vote of the shareholders of the Fund. Each of the Administration Agreement and the Servicing Agreement became effective on August 29, 2003 and will terminate unless approved annually by the Board of Directors of the Fund. Each of the Administration Agreement and the Servicing Agreement is terminable upon 30 days' notice by the Fund and 60 day's notice by the other party to the agreement.

The services of the Adviser, the Administrator and the Servicing Agent are not deemed to be exclusive, and nothing in the relevant service agreements prevents any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ESTIMATED EXPENSES

The Adviser, the Administrator and the Servicing Agent are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser and the Servicing Agent are each obligated to pay the fees of any Director of the Fund who is affiliated with it, except that the Fund will bear travel expenses or an appropriate portion thereof of directors, officers or employees of the Adviser and the Servicing Agent to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, advisory, servicing and administration fees, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian and transfer and dividend-paying agent and registrar, expenses in connection with the Dividend Reinvestment and Cash Purchase Plan, Commission fees, fees and expenses of unaffiliated Directors, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, Directors' and officers' errors and omissions and liability insurance coverage, interest, brokerage costs and stock exchange fees, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses in connection with auctions of outstanding Preferred Shares, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The fees and expenses incident to the offering and issuance of Common Shares and the Preferred Shares (which include certain marketing expenses of the underwriters, the Servicing Agent and the Adviser) are recorded as a reduction of capital of the Fund attributable to the Common Shares.

On the basis of the anticipated size of the Fund immediately following the offering, the Adviser estimates that the Fund's annual operating expenses will be approximately $___________. No assurance can be given, in light of the Fund's investment objectives and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate.

Offering expenses with regard to the Preferred Shares will be payable upon the completion of the offering of the Preferred Shares and will be charged to capital attributable to Common Shares.

ADDITIONAL COMPENSATION AGREEMENT

In connection with the offering of the Fund's Common Shares, the Adviser agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). This additional compensation will be payable quarterly at the annual rate of 0.15% of the Fund's average daily total managed assets (including assets attributable to any Preferred Shares that may be outstanding) during the continuance of the Advisory Agreement or other advisory agreement between the Adviser and the Fund. The maximum amount of this fee, plus the aggregate of (i) the amount paid by the Fund of $.0083 per share of common stock as partial expense reimbursement to the underwriters in connection with the Common Shares offering, (ii) the amount of the fee, if any, payable to Claymore Securities, Inc. pursuant to an underwriter participation agreement in connection with the Common Shares offering, (iii) the amount of the fee payable to Claymore Securities, Inc. pursuant to the Servicing Agreement and
(iv) the amount payable by the Fund to the underwriters' counsel pursuant to the purchase agreement in connection with the Common Shares offering, will not exceed 4.5% of the aggregate initial offering price of the Common Shares. Merrill Lynch has agreed to provide certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

                         DESCRIPTION OF PREFERRED SHARES

THE FOLLOWING IS A BRIEF DESCRIPTION OF THE TERMS OF THE PREFERRED SHARES. FOR A MORE COMPLETE DESCRIPTION OF THE PREFERRED SHARES, PLEASE REFER TO THE DETAILED DESCRIPTION OF THE PREFERRED SHARES IN THE ARTICLES SUPPLEMENTARY, WHICH IS ATTACHED AS APPENDIX B TO THE SAI. CERTAIN OF THE CAPITALIZED TERMS USED HEREIN ARE DEFINED IN THE ARTICLES SUPPLEMENTARY. THIS DESCRIPTION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FUND'S ARTICLES OF INCORPORATION AND ARTICLES SUPPLEMENTARY. THE ARTICLES OF INCORPORATION AND ARTICLES SUPPLEMENTARY HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS PART.

GENERAL

Under the Articles of Incorporation, the Fund is authorized to issue up to 10,000,000 shares of preferred stock (which are generally referred to in this prospectus as "preferred shares") having a par value of $0.01 per share in one or more series, with such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) determined by the Board of Directors, without the approval of Common Shareholders. The Preferred Shares are preferred shares with $0.01 par value per share. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

The Preferred Shares will rank on a parity with shares of any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to vote. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued preferred shares without designation as to series. The Preferred

Shares will not be subject to any sinking fund, but will be subject to mandatory redemption and optional redemption under certain circumstances described below.

DIVIDENDS AND RATE PERIODS

GENERAL. The following is a general description of dividends and rate periods for the Preferred Shares. The initial rate periods for the Preferred Shares will be __ and __ days, respectively, for the Series __ and __ shares, and the dividend rates for this period will be ___%, and ___%, respectively. Subsequent rate periods generally will be seven days for Series __ shares and 28 days for Series __ shares and the dividend rates for those periods will generally be determined by auction. Further description of the auction procedures can be found below under "The Auction" and in the Articles Supplementary, which is attached as Appendix B to the SAI. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "--Designation of Special Rate Periods" below.

DIVIDEND PAYMENT DATES. Dividends on Preferred Shares will be payable when, as and if declared by the Board of Directors, out of legally available funds in accordance with the Articles of Incorporation, the Articles Supplementary and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next business day, or as otherwise specified in the Articles Supplementary. The Fund, at its discretion, may establish dividend payment dates in respect of any special rate period of Preferred Shares consisting of less than 30 days, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period and certain other requirements are met. Dividends on any special rate period consisting of more than 30 days will generally be payable on the first business day of each calendar month within such special rate period.

Dividends will be paid through The Depository Trust Company ("DTC") on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to members of DTC that will act on behalf of existing or potential holders of Preferred Shares ("Agent Members"). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current Broker-Dealers has currently indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

CALCULATION OF DIVIDEND PAYMENT. The Fund computes the dividend per share of Preferred Shares by multiplying the applicable rate then in effect for the Preferred Shares by a fraction. The numerator of this fraction will normally be seven for Series __ and 28 for Series __ (i.e., the number of days in the rate period), and the denominator will normally be 360. If the Fund has designated a special rate period, then the numerator will be the number of days in the special rate period, and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share.

Dividends on the Preferred Shares will accumulate from the date of their original issue, which is ______, 2003. The initial dividend rate for each series is _____. For each dividend payment period after the relevant initial rate period, the dividend rate will be the dividend rate determined at auction, except as otherwise provided in the Articles Supplementary. The dividend rate that results from an auction will not be greater than the applicable maximum rate described below.

The applicable maximum rate for any rate period will be the applicable percentage (set forth in the table below) of the applicable reference rate on such date generally determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Moody's or Fitch on the auction date for such period. If Moody's or Fitch or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The reference rate will be the applicable "AA" Financial Composite Commercial Paper Rate (for a rate period of fewer than 184 days) or the Treasury Index Rate (as defined below) (for a rate period of 184 days or more).

                      Applicable Percentage Payment Table


             CREDIT RATINGS
    ---------------------------------
         MOODY'S            FITCH                    APPLICABLE PERCENTAGE
         -------            -----                    ----------------------
    "Aa3" or higher     AA- or higher                          150%
      "A3" to "A1"        A- to A+                             200%
    "Baa3" to "Baa1"     BBB- to BBB+                          225%
      Below "Baa3"        Below BBB-                           275%

The "'AA' Financial Composite Commercial Paper Rate" is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the auction agent by certain commercial paper dealers designated by the Fund.

The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the Preferred Shares. For a more detailed description, please see the Articles Supplementary.

Prior to 12:00 noon, New York City time, on each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. As specified in the Articles Supplementary, auctions will generally not be held if the Fund fails to make such deposit. In such a situation, dividends for the next dividend period would normally be paid at a higher default rate, as provided in the Articles Supplementary. The Fund does not intend to establish any reserves for the payment of dividends.

The Board of Directors may amend the applicable maximum rate to increase the percentage amount by which the reference rate described above is multiplied to determine the applicable maximum rate shown without the vote or consent of the holders of Preferred Shares or any other shareholder of the Fund, but only with confirmation from each rating agency then rating the Preferred Shares that such action will not impair such agency's then-current rating of the Preferred Shares, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under "--Rating Agency Guidelines and Asset Coverage."

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Except as provided below, while the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional Common Shares or rights to purchase Common Shares or other shares ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation). In addition, the Fund generally may not call for redemption, redeem or purchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets on liquidation). However, the Fund is not confined by the above restrictions if:

     -    immediately after such dividend declaration or payment transaction,
          (i) the discounted value of the Fund's portfolio (i.e., the aggregate value of the Fund's portfolio according to criteria set forth by each rating agency then rating the Preferred Shares) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (as defined below) and (ii) the 1940 Act Preferred Shares Asset Coverage would be satisfied (see "--Rating Agency Guidelines and Asset Coverage" below);

     - full cumulative dividends on the Preferred Shares due on or prior to the Fund's most recently ended dividend period have been paid or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

     - the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption.

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares unless the Fund has declared and paid the lesser of full cumulative dividends or the same proportionate share of dividends on the Preferred Shares through the most recent dividend payment date. When the Fund has not paid dividends in full upon the Preferred Shares through the most recent dividend payment date or upon any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on the Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS. The Fund may, in certain situations, in consultation with the lead Broker-Dealer designated by the Fund (initially ________), declare a special rate period on the Preferred Shares. To declare a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice of special rate period will state the length of the special rate period, which may not be greater than five years. The Fund may not designate a special rate period unless sufficient clearing bids for the Preferred Shares were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not impair such agency's then-current rating of the Preferred Shares and the lead Broker-Dealer designated by the Fund must not have objected to the declaration of a special rate period. The Fund may provide that, in order to redeem Preferred Shares at the Fund's option during a special rate period, the Fund must pay to holders of the Preferred Shares a "redemption premium" in addition to the redemption price per share of $25,000 plus an amount equal to the accumulated but unpaid dividends. A notice of special rate period will specify whether the Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.

The Fund's declaration of a special rate period may affect the liquidity of your investment. A special rate period would be longer than a regular rate period, and you would be unable to sell Preferred Shares in an auction for a corresponding longer period of time. If you sell your Preferred Shares between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen. The risks described in this paragraph will become greater as the length of the special rate period increases.

VOTING RIGHTS

Except as otherwise described in this prospectus and in the SAI or as otherwise set forth in the Articles of Incorporation or the Articles Supplementary or required by law, holders of Preferred Shares will have equal voting rights with Common Shareholders and holders of any other preferred shares of the Fund (each class having one vote per share) and will vote together with Common Shareholders and any other preferred shares as a single class.

Holders of outstanding preferred shares of the Fund, including Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Directors. The remaining Directors are elected by Common Shareholders and holders of preferred shares, including the Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding preferred shares of the Fund, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of the outstanding preferred shares of the Fund is that the number of Directors will be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Directors. The holders of preferred shares of the Fund will be entitled to elect such Directors at a special meeting of holders of preferred shares held as soon as practicable after the occurrence of such event and at all subsequent meetings at which Directors are to be elected. The terms of office of the persons who are Directors at the time of that election will continue unless the election of additional Directors by the holders of preferred stock would cause the number of Directors to exceed 12. In this case, the terms of office of a number of Directors elected by holders of Common Shares and preferred stock, voting as a single class, will terminate so that the number of remaining Directors and the number of additional Directors does not exceed 12. If the Fund thereafter pays in full (or otherwise provides for) all dividends payable on all outstanding preferred shares of the Fund, the special voting rights stated above will cease and the terms of office of the additional Directors elected by the holders of the preferred shares will automatically terminate.

Unless a higher percentage is provided for under the Articles of Incorporation or the Articles Supplementary or applicable law, the Fund will not, without the affirmative vote or consent of the holders of at least a majority (as defined in the 1940 Act) of the Preferred Shares outstanding at the time (voting together as a separate class), except as noted below:

          (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional Preferred Shares, unless, in each case, the Fund obtains written confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), or any other rating agency then rating the Preferred Shares, that such authorization, creation or issuance would not impair the rating then assigned by such rating agency to the Preferred Shares, in which case the vote or consent of the holders of the Preferred Shares is not required;

          (b) amend, alter or repeal the provisions of the Articles Supplementary if such amendment, alteration or repeal would affect adversely the preferences, rights or powers expressly set forth in the Articles of Incorporation or the Articles Supplementary of holders of the Preferred Shares, unless, in each case, the Fund obtains written confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), or any other rating agency then rating the Preferred Shares, that such amendment, alteration or repeal would not impair the rating then assigned by such rating agency to the Preferred Shares, in which case the vote or consent of the holders of the Preferred Shares is not required; or

          (c) authorize the Fund's conversion from a closed-end to an open-end investment company.

For purposes of the foregoing, no matter shall be deemed adversely to affect any preference, right or power of a holder of Preferred Shares unless such matter
(i) adversely alters or abolishes any preferential right of the Preferred Shares; (ii) creates, adversely alters or abolishes any right in respect of redemption of such shares; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such shares. The vote of holders of any Preferred Shares described in this paragraph will in each case be in addition to a separate vote of the requisite percentage, if any, of Common Shares and/or preferred shares necessary to authorize the action in question.

Unless a higher percentage is provided for under the Articles of Incorporation or the Articles Supplementary or applicable law, the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of preferred stock of any series, including the Preferred Shares, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter
(i) adversely alters or abolishes any preferential right of such series; (ii) creates, adversely alters or abolishes any right in respect of redemption of such series; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series of preferred stock or Preferred Shares described in this paragraph will in each case be in addition to a separate vote of the requisite percentage, if any, of Common Shares and/or preferred shares necessary to authorize the action in question.

Unless a higher percentage is provided for under the Articles of Incorporation or the Articles Supplementary or applicable law, the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including any plan of reorganization arising out of bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions designated as fundamental under "Fundamental Investment Restrictions" in the SAI and changes in the Fund's subclassification as a closed-end investment company. In addition,
(1) the Fund's investment objective, (2) the Fund's status as a diversified investment company and (3) the Fund's policy of not making any investments for the purpose of exercising control or management of any company may not be changed except through an amendment to the Fund's charter. Any such amendment would require the vote of 80% of the votes entitled to be cast by the holders of the Fund's Common Shares and preferred stock (including the Preferred Shares), voting as a single class, and of at least 80% of the votes of the preferred stock (including the Preferred Shares) entitled to be cast by stockholders, voting as a separate class. To the extent permitted by applicable law, no vote of Common Shareholders, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

If a series of preferred shares other than the Preferred Shares is issued in the future, it is anticipated that such series would have voting rights comparable to those described above.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

In connection with the Fund's receipt of a rating of "Aaa" from Moody's and a rating of "AAA" from Fitch with respect to the Preferred Shares, the Fund is required to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding (including the Preferred Shares) and (b) certain accrued and projected payment obligations of the Fund, including without limitation certain accrued and projected dividends on any preferred shares then outstanding (including the Preferred Shares).

Moody's and Fitch have each established separate guidelines for calculating discounted value. These guidelines specify discount factors that the Fund must apply to various types of securities in its portfolio for purposes of calculating whether the discounted value of the Fund's assets equals the Preferred Shares Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the guidelines, certain types of securities (including securities in which the Fund may otherwise invest) are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such ineligible securities include, for example, certain lower-rated preferred and debt securities. The Fund may invest in such securities to the extent appropriate guidelines are met. The rating agency guidelines for calculating discounted value do not impose any limitations on the percentage of the Fund's assets that may be invested in ineligible assets, and the amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.

In addition, the Fund is required by the 1940 Act, as well as by the rating agency guidelines, to maintain asset coverage of at least 200% with respect to senior securities that are equity securities, including the Preferred Shares ("1940 Act Preferred Shares Asset Coverage"). The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of __________, 2003, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of the related offering costs and sales load estimated at $__________, would have been computed as follows:

  Value of Fund assets less liabilities not          = ___________       = ___%
       constituting senior securities
----------------------------------------------
 Senior securities representing indebtedness
   plus liquidation value of the preferred
                   shares

In the event the Fund does not timely cure a failure to maintain (a) a discounted value of the eligible assets in its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "--Redemption--Mandatory Redemption" below.

In addition to the requirements described above, the rating agency guidelines impose restrictions on the Fund's use of certain financial instruments or investment techniques that the Fund might otherwise utilize. For example, the guidelines limit the use of certain hedging transactions such as futures contracts and options. The guidelines also limit the use of certain other investment techniques, including borrowing of money, short sales, loans of portfolio securities, and reverse repurchase agreements. For a complete description of such restrictions, see the Articles Supplementary, which is attached as Appendix B to the SAI.

The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Directors may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's and/ or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned by such rating agency to the Preferred Shares.

As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Shares have not been rated by a nationally recognized statistical rating organization.

A rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the Preferred Shares. A more detailed description of how Moody's and Fitch calculate discounted value and the other limitations imposed by the rating agencies is contained in the Articles Supplementary, which is attached as Appendix B to the SAI.

LIQUIDATION

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund (whether voluntary or involuntary), the holders of Preferred Shares then outstanding will be entitled to receive and to be paid, out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution will be made on the Common Shares or any other class of shares of the Fund ranking junior to the Preferred Shares, an amount equal to the liquidation preference with respect to such Preferred Shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding any interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. If such assets of the Fund are insufficient to make the full liquidation payment on the outstanding Preferred Shares, no distribution shall be made on any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such liquidation unless proportionate distributive amounts shall be paid on the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

For purposes of the foregoing paragraph, a liquidation of the Fund does not include:

     - the sale of all or any portion of the property or business of the Fund;

     - the merger or consolidation of the Fund into or with any corporation, business trust or other entity; or

     - the merger or consolidation of any corporation, business trust or other entity into or with the Fund.

REDEMPTION

MANDATORY REDEMPTION. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the 1940 Act Preferred Shares Asset Coverage. Eligible portfolio securities for the purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the Articles Supplementary, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the Directors specify out of legally available funds in accordance with the Articles of Incorporation, the Articles Supplementary and applicable law, at the redemption price of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared but excluding any interest thereon) to (but not including) the date fixed for redemption. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. The mandatory redemption will be limited to the number of Preferred Shares and any other preferred shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

OPTIONAL REDEMPTION. The Fund, at its option, may redeem the Preferred Shares, in whole or in part, out of legally available funds. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared but excluding any interest thereon) to (but not including) the date fixed for redemption, plus the premium, if any, specified in a special redemption provision. No Preferred Shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act. The Fund has the authority to redeem the Preferred Shares for any reason and may redeem all or part of the outstanding Preferred Shares if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to Common Shareholders for any significant period of time than that obtainable if the Common Shares were unleveraged. The Fund may exercise such redemption option as to some or all of the Preferred Shares, subject to certain limitations. The optional redemption of Preferred Shares will, if less than all the Preferred Shares are redeemed, be made on a pro rata basis.

The Fund will not make any optional redemption unless (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (both before and after giving effect to such redemption).

Notwithstanding the foregoing, if unpaid dividends exist with respect to the Preferred Shares (whether or not earned or declared), no Preferred Shares shall be redeemed (by either mandatory redemption or optional redemption) unless all outstanding Preferred Shares are simultaneously redeemed; provided, however, that this limitation will not apply to an otherwise lawful purchase or exchange offer made on the same terms to the holders of all outstanding Preferred Shares.

Although the Preferred Shares are subject to redemption under certain circumstances as described above and under "--Mandatory Redemption," unlike the shares of an open-end mutual fund, the Preferred Shares may not be redeemed at a shareholder's option.

                                   THE AUCTION

GENERAL

Under the Articles Supplementary, the applicable rate for the Preferred Shares for each rate period after the initial rate period will generally be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell Preferred Shares regardless of the rate set by the auction or offer to purchase or sell Preferred Shares based on specific dividend rates bid by them. See the Articles Supplementary, which is attached as Appendix B of the SAI, for a more complete description of the auction process.

AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, _____________) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Articles Supplementary to determine the applicable rate for the Preferred Shares so long as the applicable rate for the Preferred Shares is to be based on the results of an auction.

The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to appoint another qualified institution to act as auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into an agreement with a successor auction agent to perform substantially similar services.

BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for Preferred Shares ("Broker-Dealer Agreements").

The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customers upon settlement in an auction.

The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination. A Broker-Dealer or the auction agent may terminate a Broker-Dealer Agreement at any time upon five days' written notice, subject to certain conditions. Each Broker-Dealer Agreement shall automatically terminate upon the redemption of all outstanding Preferred Shares or upon termination of the auction agency agreement.

AUCTION PROCEDURES

Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of Preferred Shares may submit the following types of orders with respect to Preferred Shares to that Broker-Dealer:

          1. Hold Order--indicating its desire to hold Preferred Shares without regard to the applicable rate for the next rate period.

          2. Bid--indicating its desire to purchase or hold the indicated number of Preferred Shares at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell Preferred Shares at $25,000 per share if the applicable rate for the next rate period is less than the rate specified in the bid.

          3. Sell Order--indicating its desire to sell Preferred Shares at $25,000 per share without regard to the applicable rate for the next rate period.

A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to different Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer.

A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of Preferred Shares but that wishes to purchase Preferred Shares or a beneficial owner that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the applicable maximum rate on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. Unless otherwise permitted by the Fund, the Broker-Dealers will designate themselves as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will also designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided that it is not an affiliate of the Fund.

There are sufficient clearing bids in an auction if the number of Preferred Shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates equal to or lower than the applicable maximum rate is at least equal to the sum of the number of Preferred Shares subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders and the number of Preferred Shares subject to bids specifying rates higher than the applicable maximum rate submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the Preferred Shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids that, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in such existing holders and potential holders owning the Preferred Shares available for purchase in the auction.

If there are not sufficient clearing bids, the applicable rate for the next rate period will be the applicable maximum rate on the auction date. If the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the maximum rate. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 80% of the reference rate (i.e. 80% of the applicable "AA" Financial Composite Commercial Paper
Rate (for a rate period of fewer than 184 days) or Treasury Index Rate (for a rate period of 184 days or more)).

The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different from the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which currently provide for payment against delivery by their Agent Members in same-day funds.

The auctions for Series __ Preferred Shares will normally be held every seven days (normally every ______) and those for Series __ Preferred Shares will normally be held every 28 days (normally on _____) and each subsequent rate period will normally begin on the following business day (normally the following _____ in the case of Series __ and normally ___in the case of Series __).

The first auction for Series __ will be held ______, 2003, and for Series __, ______, 2003, in each case the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series __ Preferred Shares normally will be held every seven days thereafter and auctions for the Series __ Preferred Shares normally will be held every 28 days thereafter, and each subsequent dividend period for a Series of Preferred Shares normally will begin on the business day following the relevant auction date.

If an auction date is not a business day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the dividend rate for the next dividend period will be the dividend rate determined on the previous auction date. However, if the New York Stock Exchange is closed for such reason for three or less than three consecutive business days, then the dividend rate for the next dividend period shall be the dividend rate determined by auction on the first business day following such auction date.

If a dividend payment date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the dividend payable on such date cannot be paid for any such reason then:

     - the dividend payment date for the affected dividend period will be the next business day on which the Fund and the auction agent can pay the dividend using commercially reasonable best efforts;

     - the affected dividend period will end on the day it otherwise would have ended; and

     - the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A          Owns 500 shares, wants to sell all 500         Bid order of 2.1% rate for all 500 shares
                          shares if auction rate is less than 2.1%
Current Holder B          Owns 300 shares, wants to hold                 Hold order - will take the auction rate
Current Holder C          Owns 200 shares, wants to sell all 200         Bid order of 1.9% rate for all 200 shares
                          shares if auction rate is less than 1.9%
Potential Holder D        Wants to buy 300 shares if auction rate is     Places order to buy 300 shares at or above 2.0%
                          2.0% or greater
Potential Holder E        Wants to buy 500 shares if auction rate is     Places order to buy 500 shares at or above 1.9%
                          1.9% or greater
Potential Holder F        Wants to buy 400 shares if auction rate is     Places order to buy 400 shares at or above 2.1%
                          2.1% or greater

The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 1.9%. Therefore, the dividend rate will be 1.9%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder E will buy 500 shares because its bid rate was at or below the dividend rate. Potential holders D and F will not buy any shares because their bid rates were above the dividend rate.

The dividend rates used in the example above are hypothetical, and are not necessarily indicative of the rates that may be payable on the Preferred Shares at any time. For further description of the auction procedures, please see the Articles Supplementary, which is attached as Appendix B to the SAI.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

The underwriters are not required to make a market in the Preferred Shares. The Broker-Dealers (including the underwriters) may maintain a secondary trading market for the Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide holders of Preferred Shares with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or on the NASDAQ market. Investors who purchase Preferred Shares in an auction (particularly if the Fund has declared a special rate period) should note that, because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only:

     - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

     -    to a Broker-Dealer; or

     - to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a Broker-Dealer, a sale or transfer of your Preferred Shares to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing limitation if that Broker-Dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

                                 NET ASSET VALUE

The net asset value of the Fund's Common Shares is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m., New York time, on the last day on which the New York Stock Exchange is open for trading of each week and month and at such other times as the Board shall determine. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of Common Shares outstanding. The value of the Fund's net assets attributable to Common Shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Preferred Shares and (iii) accumulated and unpaid dividends on the outstanding Preferred Shares.

Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price on the day of valuation or, if there is no official closing price, at the last sale price. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps, options thereon ("swaptions"), and credit derivatives are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, provided that such valuation is compared with a valuation obtained from one or more broker/dealers or banks that are not counterparties to the particular derivative instrument ("reference firms"). Reference firm valuations will be utilized if they vary from the counterparty valuation by a material amount. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at their net asset value.

                        DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a corporation organized under the laws of the State of Maryland.

The Fund is authorized to issue up to 250,000,000 shares of capital stock, of which 240,000,000 are classified as Common Shares, par value $0.01 per share. The Board of Directors is authorized to amend the Articles to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue. All Common Shares have equal non-cumulative voting rights and equal rights with respect to dividends and distribution of assets upon liquidation. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.

The Articles of Incorporation authorize the issuance of up to 10,000,000 shares of preferred stock having a par value of $0.01 per share in one or more series, with rights as determined by the Board of Directors, without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any shares of preferred stock that might be issued by the Fund. (The Directors have authorized _____ Series __ and ____ Series __ shares.)

For a description of the Preferred Shares, see "Description of Preferred
Shares."

The following table shows the number of (i) shares authorized and (ii) shares outstanding for each class of authorized securities of the Fund as of _______, 2003.

                                                                        NUMBER HELD BY
                                                 NUMBER               OR FOR THE ACCOUNT               NUMBER
          TITLE OF CLASS                       AUTHORIZED                 OF THE FUND               OUTSTANDING
          --------------                      -----------             ------------------            -----------
          COMMON SHARES                       240,000,000                          0
          SERIES __ PREFERRED SHARES                    *                          0                         0
          SERIES __ PREFERRED SHARES                    *                          0                         0

----------
* Assumes authorization of _______ Preferred Shares by the Board of Directors prior to the issuance of the Preferred Shares.

Common Shareholders are entitled to share equally in dividends declared by the Board of Directors payable to Common Shareholders and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to holders of any outstanding preferred shares, including the Preferred Shares. Neither Common Shareholders nor holders of Preferred Shares have conversion rights or the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Directors may distribute the remaining assets of the Fund among the Common Shareholders.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by the Administrator as agent for the Common Shareholders, unless the Common Shareholder elects to receive cash. The Fund and the Administrator reserve the right to amend or terminate the Dividend Reinvestment and Cash Purchase Plan.

Common Shareholders will vote with the holders of the Preferred Shares and any other outstanding preferred shares on each matter submitted to a vote of Common Shareholders, except as described under "Description of Preferred Shares--Voting Rights" and except as otherwise required by the Articles of Incorporation, the Articles Supplementary or applicable law.

Shareholders of each class or series are entitled to one vote for each share held. Except as provided under "Description of Preferred Shares--Voting Rights" and except as otherwise required by the Articles of Incorporation, the Articles Supplementary or applicable law, holders of preferred shares, including the Preferred Shares, voting as a separate class, are entitled to elect two Directors, and the remaining Directors will be elected by holders of Common Shares and preferred shares (including the Preferred Shares), voting as a single class.

Under the 1940 Act, so long as any Preferred Shares or any other preferred shares are outstanding, Common Shareholders will not be entitled to receive any dividends or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on the Preferred Shares have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by "senior securities" (as defined in the 1940 Act), is at least 300% of the aggregate amount of senior securities representing indebtedness (to the extent any such senior securities are outstanding) and at least 200% of the aggregate amount of any senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from rating agencies. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of Preferred Shares--Dividends and Rate Periods--Restrictions on Dividends and Other Distributions."

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

The Common Shares of the Fund commenced trading on the New York Stock Exchange on August 29, 2003. On ______, 2003, the net asset value per Common Share was $___, and the closing price per Common Share on the New York Stock Exchange was $____.

OTHER ISSUES RELATING TO THE PREFERRED SHARES

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither Common Shareholders nor holders of Preferred Shares have pre-emptive rights to purchase any Preferred Shares or any other preferred shares that the Fund may issue.

                  REPURCHASE OF COMMON STOCK AND TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at prices close to net asset value, in an effort to reduce or mitigate any such discount. Others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

If at any time after the third year following the Common Shares offering, Common Shares publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors will consider, at its next regularly scheduled meeting and regularly thereafter (not less frequently than annually) as long as such discount persists, taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments of the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. The Board may not choose to adopt any actions with respect to the Fund's discount. Accordingly, the Fund cannot assure you that the Board will decide to take any particular action, or, if taken, that share repurchases or tender offers will cause the Fund's shares to trade at a price equal to their net asset value.

As noted above, so long as any Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated dividends on Preferred Shares have been declared and paid and
(2) at the time of the purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the then outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon).

If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring that it liquidate a portion of its investment portfolio), and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, market considerations and the effect of certain tax considerations, including maintenance of the Fund's tax status as a regulated investment company. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Conversion of the Fund to an open-end investment company would require an amendment of the Articles. Under the Articles, such an amendment would require the affirmative vote of at least 80% of the Board of Directors and at least 80% of the votes entitled to be cast by holders of shares of Common Stock of the Fund. In addition, as long as shares of Preferred Stock (including Preferred Shares) remain outstanding, the amendment would need to be approved by the affirmative vote of at least 80% of the votes entitled to be cast by any Preferred Stock (including Preferred Shares) outstanding, voting as a separate class. If an amendment providing for the conversion of the Fund to an open-end investment company has been previously approved by a vote of 80% of the Continuing Directors (as defined below), only a majority of the votes entitled to be cast by holders of Common Shares and Preferred Shares outstanding, voting together as a single class, would be required to approve the conversion. "Continuing Director" means any member of the Board of Directors of the Fund who
(a) is not an Interested Party or an affiliate or associate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months (or since the Fund's commencement of operations, if that is less than 12 months); or (b) is a successor of a Continuing Director who is not an Interested Party or an affiliate or an associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors; or (c) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party. "Interested Party" means any person, other than the Fund's investment adviser or any of its affiliates, which enters into, or proposes to enter into, a business combination with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities.

                                   TAX MATTERS

The following federal income tax discussion reflects provisions of the Code, existing Treasury Regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes. Prospective investors should consult their own tax advisors with regard to the general tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its preferred shares, must qualify for the dividends-paid deduction. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between and among the Common Shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class during the year in which the income is realized.

If at any time when preferred shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least the sum of (i) 98% of their net investment income and (ii) 98% of their capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem preferred shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemption, which may result in transaction expenses and gain at the Fund level and in further distributions.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this discount will be included in the Fund's ordinary income and will be taxable to shareholders as such.

The Fund's investments in non-U.S. securities may be subject to non-U.S. taxes, including withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. In addition, the Fund's investments in non-U.S. securities or currencies other than the U.S. dollar may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

If, in connection with the designation of a special rate period, (i) the Fund provides in a notice of special rate period that the Fund may redeem all or a portion of the Preferred Shares and that upon such redemption the holders of the Preferred Shares may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the special rate period, (ii) based on all the facts and circumstances at the time of the designation of the special rate period the Fund is more likely than not to redeem such Preferred Shares during the special rate period, and (iii) the premium to be paid upon redemption during such special rate period exceeds a specified DE MINIMIS amount, it is possible that the holders of the Preferred Shares will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).

For federal income tax purposes, distributions of investment income are taxable as ordinary dividends, assuming the Fund has sufficient current or accumulated earnings and profits. Ordinary dividends are generally subject to tax as ordinary income. However, under recent legislation, ordinary dividends received by individual shareholders may be eligible for taxation at rates applicable to long-term capital gains. In order for an ordinary dividend from the Fund to be eligible to be taxes at these rates, the dividend must be attributable to qualifying dividend income received by the Fund. Also, the Fund must satisfy holding period and other requirements in respect of the stock on which the ordinary dividend was paid. In addition, you must satisfy holding period and other requirements in respect of the Fund stock you hold in order for the long-term capital gains rates to apply.

Whether distributions of capital gains are taxed as ordinary dividends or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Any gain resulting from the sale or exchange of Fund shares will generally also be subject to tax.

In order for any portion of any distribution to holders of Preferred Shares to be eligible to be treated as capital gain dividends or ordinary dividends, the Preferred Shares must be treated as equity for federal income tax purposes. Based on advice from counsel, the Fund believes that the Preferred Shares will constitute equity for federal income tax purposes. This belief relies in part on a published ruling of the IRS stating that certain variable rate preferred stock similar in many material respects to the Preferred Shares represents equity. If the IRS were to assert successfully that variable rate preferred stock such as the Preferred Shares should be treated as debt for federal income tax purposes, distributions on Preferred Shares (including distributions designated by the Fund as capital gain dividends) would be interest income (as opposed to dividend income or capital gains), and will not be eligible for taxation at long-term capital gains rates.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 28%. In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

It is not expected that investors will be subject to the alternative minimum tax as a result of an investment in the Fund. This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

               CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

ANTI-TAKEOVER PROVISIONS

The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes. At the annual meeting of shareholders in each year thereafter, the term of one class expires and each Director elected to the class will hold office for a term of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The Articles provide that the maximum number of Directors that may constitute the Fund's entire Board is 12. A Director may be removed from office only with cause, and then only by vote of at least 80% of the votes entitled to be cast by holders of stock entitled to elect the Director's successor. The maximum number of Directors may be increased only by an amendment to the Articles approved by 80% of the votes entitled to be cast by holders of Common Shares and any outstanding Preferred Stock, each voting as a separate class, unless approved by 80% of the Continuing Directors, in which case the approval of a majority of the votes entitled to be cast by holders of Common Shares and any outstanding Preferred Stock, voting together as a single class, will be required unless otherwise required by the Articles or unless otherwise required by law.

The Articles require the favorable vote of at least 80% of the entire Board of Directors and of at least 80% of the votes entitled to be cast by holders of Common Shares and, as long as shares of Preferred Stock remain outstanding, Preferred Stock, each voting as a separate class, to authorize the conversion of the Fund from a closed-end to an open-end investment company as defined in the 1940 Act (except under certain circumstances described above in "Repurchase of Common Stock and Tender Offers; Conversion to Open-End Fund"). The Articles of Incorporation also require the favorable vote of at least 80% of the Directors and at least 80% of the votes entitled to be cast by holders of Common Shares and any outstanding Preferred Stock, each voting as a separate class, to approve, adopt or authorize the following:

          (i) merger, consolidation or share exchange of the Fund with or into any other person;

          (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities of the Fund in connection with a public offering or private placement, issuances of securities of the Fund pursuant to a dividend reinvestment and cash purchase plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund;

          (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause
          (iii) each being known individually as a "Business Combination");

          (iv) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund's Articles of Incorporation to terminate its existence; and

          (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

However, separate 80% votes of the holders of Common Shares and any outstanding Preferred Stock will not be required with respect to the transactions described in (i) through (iv) above (A) if they are approved by a vote of at least 80% of the Continuing Directors, in which case (x) the affirmative vote of a majority of the votes entitled to be cast by all stockholders (including by holders of Common Shares and Preferred Stock), voting together as a single class, shall be required to approve such action if it is an action under (i) or (iv) above or an action under (iii) with respect to a matter as to which a stockholder vote is required under Maryland law, and (y) no shareholder vote is required to approve an action under (ii) above or any other under (iii) above as to which a stockholder vote is not required under Maryland law. In addition, separate 80% votes of the holders of shares of Common Shares and any outstanding Preferred Stock will not be required in the case of a Business Combination, if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied, in which case the affirmative vote of a majority of the votes entitled to be cast by all shareholders shall be required to approve such action if any shareholders' approval is required by law. The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

The Board of Directors has determined that the voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles and Bylaws of the Fund on file with the Commission for the full text of these provisions.

                                  UNDERWRITING

Subject to the terms and conditions of a purchase agreement dated _______, 2003, the underwriters named below have severally agreed to purchase, and the Fund has agreed to sell to such underwriters, the respective number of Preferred Shares set forth opposite the name of such underwriter below.

                                  NUMBER OF PREFERRED SHARES
                         ---------------------------------------------
        UNDERWRITER           SERIES __              SERIES __
        -----------           ---------              ---------
..
Total

The purchase agreement provides that the obligations of the underwriters to purchase the Preferred Shares included in this offering are subject to the approval of certain legal matters by counsel and to other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the Preferred Shares from Moody's and Fitch, respectively, as of the time of the closing of the offering. The underwriters are obligated to purchase all the Preferred Shares sold under the purchase agreement if any of the Preferred Shares are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

The underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $___ per share. The sales load the Fund will pay of $___ per share is equal to __% of the initial offering price of the Preferred Shares. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased on or before ______, 2003.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions, although the underwriters will not act as principals in any transaction until after they have ceased to be underwriters.

The Fund anticipates that the underwriters or their affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction." The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

The settlement date for the purchase of the Preferred Shares will be _______, 2003, as agreed upon by the underwriters, the Fund and the Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

The principal business addresses of the underwriters are: ___________

For a description of the compensation paid to ___________ in connection with the offering of the Fund's Common Shares, please see "Management of the Fund--Additional Compensation Agreement."

                   CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

PFPC Trust Company, an indirect wholly owned subsidiary of PNC Financial Services Group, located at 8800 Tinicum Boulevard, Suite 200, 3rd Floor, Philadelphia, PA 19153, acts as custodian of the Fund's investments. The Administrator, located at 4400 Computer Drive, Westborough, MA 01581, serves as the transfer agent, dividend-paying agent and registrar for the Fund's Common Shares. The Administrator also serves as agent in connection with the Dividend Reinvestment and Cash Purchase Plan for the Common Shares.

_____________ serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

                                  LEGAL MATTERS

The validity of the shares offered hereby is being passed on for the Fund by Willkie Farr & Gallagher LLP, New York, New York. Certain legal matters will be passed on for the underwriters by __________________. Counsel for the Fund and the Underwriters may rely, as to certain matters of Maryland law, on Venable LLP, Baltimore, Maryland.

                              AVAILABLE INFORMATION

The Fund is subject to certain informational requirements under the federal securities laws and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, Exchange Place, New York, New York 10006.

Additional information regarding the Fund and the Preferred Shares is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a Web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                PAGE
Fundamental Investment Restrictions                                             3
Investment Objectives and Policies                                              5
Management of the Fund                                                          9
Investment Advisory Services                                                    14
Portfolio Transactions and Brokerage                                            16
Determination of Net Asset Value                                                17
Distributions                                                                   17
Description of Shares                                                           19
Additional Information Concerning the Auctions for Preferred Shares             20
Taxation                                                                        22
Performance-Related and Comparative and Other Information                       30
Counsel and Independent Accountants                                             31
Additional Information                                                          31
Financial Statements                                                            33
Appendix A--Ratings of Investments                                              A-1
Appendix B--Articles Supplementary                                              B-1
Appendix C--Proxy Voting Policy                                                 C-1

** GRAPHIC **                                                      ** GRAPHIC **


                                   $__________

                          FLAHERTY & CRUMRINE/CLAYMORE
                         TOTAL RETURN FUND INCORPORATED


                                 AUCTION MARKET
                                PREFERRED SHARES
                              ("PREFERRED SHARES")

                              ___ SHARES, SERIES __
                              ___ SHARES, SERIES __

                             LIQUIDATION PREFERENCE
                                $25,000 PER SHARE


                                   PROSPECTUS


                                __________, 2003

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                            301 E. Colorado Boulevard
                                    Suite 720
                           Pasadena, California 91101
                                 (626) 795-7300

                       STATEMENT OF ADDITIONAL INFORMATION

                                 ________, 2003

     Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") is a recently organized, diversified, closed-end management investment company incorporated under the laws of the State of Maryland on June 23, 2003.

     This Statement of Additional Information relating to the Series __ and Series __ Auction Rate Preferred Stock ("Preferred Shares") of the Fund is not a prospectus, but should be read in conjunction with the prospectus of the Fund, dated _______, 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Statement of Additional Information and Prospectus may be obtained free of charge by writing or calling the address or phone number shown above. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined herein have the same meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

FUNDAMENTAL INVESTMENT RESTRICTIONS                                            3
INVESTMENT OBJECTIVES AND POLICIES                                             5
MANAGEMENT OF THE FUND                                                         9
INVESTMENT ADVISORY SERVICES                                                  14
PORTFOLIO TRANSACTIONS AND BROKERAGE                                          16
DETERMINATION OF NET ASSET VALUE                                              17
DISTRIBUTIONS                                                                 17
DESCRIPTION OF SHARES                                                         19
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES           20
TAXATION                                                                      22
PERFORMANCE-RELATED AND COMPARATIVE AND OTHER INFORMATION                     30
COUNSEL AND INDEPENDENT ACCOUNTANTS                                           31
ADDITIONAL INFORMATION                                                        31
FINANCIAL STATEMENTS                                                          33
APPENDIX A - RATINGS OF INVESTMENTS                                          A-1
APPENDIX B - ARTICLES SUPPLEMENTARY                                          B-1
APPENDIX C - PROXY VOTING POLICY                                             C-1


        This Statement of Additional Information is dated _______, 2003.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and approval of the holders of a majority of the Fund's outstanding shares of preferred stock, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of Common Stock ("Common Shares") and shares of preferred stock present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Common Shares and outstanding shares of preferred stock voting as a single class. A majority of the Fund's outstanding shares of preferred stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to outstanding shares of preferred stock. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. Under its fundamental restrictions, the Fund may not:

     (1) Purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

     (2) Purchase more than 10% of the voting securities of any one issuer, except that (i) this limitation is not applicable to the Fund's investments in Government Securities and (ii) up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation.

     (3) Issue senior securities (including borrowing money for other than temporary or emergency purposes) except in conformity with the limits set forth in the 1940 Act.

     (4) Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options on securities, futures and options on futures, and may make short sales of securities "against the box."

     (5) Underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

     (6) Purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests in real estate and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

     (7) Invest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures, and may purchase options and write covered options on futures contracts and securities, as described in the Prospectus.

     (8) Lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objectives.

     (9) Invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of Government Securities; provided that the Fund will invest at least 25% of its total assets in each of the utilities and banking industries.

     (10) Make any investments for the purpose of exercising control or management of any company.

     Except for the investment restrictions set forth above, the Fund's investment objectives and the Fund's policy of concentrating in the utilities and banking industries, the other policies and percentage limitations referred to in the Prospectus or this Statement of Additional Information are not fundamental policies of the Fund and, unless provided to the contrary in the Fund's Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary, the "Articles" or "Articles of Incorporation"), may be changed by the Fund's Board of Directors without shareholder approval. In addition, (1) the Fund's investment objectives, (2) the Fund's status as a diversified investment company (the requirements for which are embodied in investment restrictions nos. 1 and 2 above) and (3) the Fund's policy of not making any investments for the purpose of exercising control or management of any company (see investment restriction no. 10 above) may not be changed except through an amendment to the Fund's charter. Any such amendment would require the vote of 80% of the votes of the Fund's Common Shares and Preferred Stock (including the Preferred Shares) entitled to be cast by stockholders, voting as a single class, and of at least 80% of the votes of the Fund's Preferred Stock entitled to be cast by stockholders, voting as a separate class. The Fund's policy of investing at least 80% of its total assets in preferred securities and other income-producing securities is non-fundamental and may be changed by the Board of Directors without shareholder approval, to become effective on at least 60 days' written notice to shareholders prior to any such change.

     It is a condition of closing this offering that the Preferred Shares be offered with a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch. In order to obtain and maintain these ratings the Fund will be required to comply with investment quality, diversification and other guidelines established by such rating agencies that will be more restrictive in many respects than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objectives. Moody's and Fitch receive fees in connection with their rating issuances.

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

     The following descriptions supplement the descriptions of the investment objectives, strategies and risks set forth in the Prospectus. Except as specifically provided herein or in the Prospectus, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders.

LOWER-RATED SECURITIES

     Under rating agency established criteria described in Appendix A, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund, with a commensurate effect on the asset coverage on the Preferred Shares.

     Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings of certain rating agencies is set forth in Appendix A. The ratings generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated.

     The secondary markets for lower-rated securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the market are generally institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower-rated securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the value of the Fund's investment portfolio and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

     Prices for lower-rated securities may be affected by legislative and regulatory developments to a greater extent than higher-rated securities. These laws could adversely affect the Fund's investment practices and the value of its investment portfolio, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value of outstanding lower-rated securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated bonds and limiting the deductibility of interest by certain corporate issuers of lower-rated bonds adversely affected the market in the past.

     While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

     The Fund may only invest in non-investment grade securities that are rated at least either Ba3 or BB- at the time of investment, provided that the issuer has investment grade senior debt outstanding.

FOREIGN SECURITIES

     The Fund may invest up to 20% of its total assets in securities (excluding money market securities) of non-U.S. issuers. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less (or different) governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

     Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian or depository in the event of the sub-custodian's or depository's bankruptcy or other event adversely affecting such sub-custodian or depository.

     In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

RESTRICTED SECURITIES

     The Fund may invest up to 20% of the total assets of the Fund (taken at market value at the time of investment) in direct placements. The above limitation applies only at the time a security is purchased, and the Fund is not required to dispose of securities if, due to market movements, greater than 20% of the Fund's total assets are invested in direct placements. Securities obtained by means of direct placement typically are less liquid than securities traded on the open market and in some cases can be considered "illiquid". The term "illiquid securities" for these purposes means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

     The Board of Directors has delegated to Flaherty & Crumrine Incorporated (the "Adviser") the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Directors. See "Determination of Net Asset Value." The Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. If adverse market conditions were to develop during any such delay, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible preferred securities. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. A convertible security generally entitles the holder to receive interest or dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. By holding a convertible security, the Fund can receive a steady stream of interest payments or dividends and still have the option to convert the security to common stock.

     As a fixed income security, a convertible preferred security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

     Convertible securities generally rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

PORTFOLIO TURNOVER

     The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 150% under normal market conditions, although it could be materially higher under certain circumstances. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and in the increased realization of net short-term capital gains by the Fund that, when distributed to shareholders, will reduce the asset coverage on the Preferred Shares. See "Taxation."

OTHER INVESTMENTS; NEW SECURITIES AND OTHER INVESTMENT TECHNIQUES.

     New types of securities and other investment and hedging practices are developed from time to time. The Adviser expects, consistent with the Fund's investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Adviser believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, the Adviser may use investment techniques and instruments that are not specifically described herein.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                                      NUMBER OF
                                                                                       FUNDS
                                                                                      IN FUND
                                            TERM OF OFFICE         PRINCIPAL          COMPLEX
                            POSITIONS(S)    AND LENGTH OF        OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     HELD WITH FUND    TIME SERVED     DURING PAST FIVE YEARS   DIRECTOR       HELD BY DIRECTOR
----------------------     --------------  ---------------   ----------------------  -----------    -------------------
NON-INTERESTED
DIRECTORS:

MARTIN BRODY               Director        Since inception   Retired.                    4          Director, Jacklyn
c/o HMK Associates                                                                                  Inc. (luggage and
30 Columbia Turnpike                                                                                accessories);
Floral Park, NJ 07932                                                                               Emeritus Director
Age: 82                                                                                             of 18 Smith Barney
                                                                                                    Mutual Funds

DAVID GALE                 Director        Since inception   President and CEO           4          Director of Golden
Delta Dividend Group, Inc.                                   of Delta Dividend                      State Vintners,
301 Pine Street                                              Group, Inc.                            Inc. (wine
San Francisco, CA 94104                                      (investments).                         pressing)
Age: 54

MORGAN GUST                Director        Since inception   From March 2002,            4          --
Giant Industries, Inc.                                       President, Giant
23733 N. Scottsdale Road                                     Industries, Inc.
Scottsdale, AZ 85255                                         (petroleum refining
Age: 56                                                      and marketing);
                                                             and, for more than
                                                             five years prior
                                                             thereto, Executive
                                                             Vice President, and
                                                             various other Vice


                                                                                      NUMBER OF
                                                                                        FUNDS
                                                                                       IN FUND
                                            TERM OF OFFICE         PRINCIPAL           COMPLEX
                            POSITIONS(S)    AND LENGTH OF        OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     HELD WITH FUND    TIME SERVED     DURING PAST FIVE YEARS   DIRECTOR        HELD BY DIRECTOR
----------------------     --------------  ---------------   ----------------------  -----------    -------------------
                                                             President positions
                                                             at Giant Industries,
                                                             Inc.

ROBERT F. WULF             Director        Since inception   Since March 1984,            4         --
3560 Deerfield Drive                                         Financial Consultant;
South                                                        Trustee, University of
Salem, OR 97302                                              Oregon Foundation;
Age: 66                                                      Trustee, San Francisco
                                                             Theological Seminary.

INTERESTED
DIRECTORS:

DONALD F. CRUMRINE+        Director,       Since inception   Chairman of the              4         --
301 E. Colorado Boulevard  Chairman of                       Board and Director
Suite 720                  the Board and                     of Flaherty &
Pasadena, CA 91101         Chief                             Crumrine
Age: 55                    Executive
                           Officer

NICHOLAS DALMASO+          Director,       Since inception   Senior Managing              2         Trustee of
210 N. Hale Street         Vice                              Director and                           Advent Claymore
Wheaton, IL 60187          President and                     General Counsel of                     Convertible
Age: 38                    Assistant                         Claymore                               Securities
                           Secretary                         Securities, Inc.                       and Income Fund;
                                                             since November,                        Trustee of 3 MBIA
                                                             2001. Assistant                        Capital/Claymore
                                                             General Counsel of                     Funds
                                                             Nuveen Investments
                                                             from July 1999 to
                                                             November, 2001.
                                                             Prior to that, Vice
                                                             President and
                                                             Associate General
                                                             Counsel of Van
                                                             Kampen Investments.

OFFICERS

ROBERT M. ETTINGER         President       Since inception   President and               --                 --
301 E. Colorado Boulevard                                    Director of
Suite 720                                                    Flaherty & Crumrine
Pasadena, CA 91101
Age: 44

PETER C. STIMES            Vice            Since inception   Vice President of           --                 --
301 E. Colorado Boulevard  President,                        Flaherty & Crumrine
Suite 720                  Chief
Pasadena, CA 91101         Financial
Age: 48                    Officer,
                           Chief
                           Accounting
                           Officer,
                           Treasurer and
                           Assistant
                           Secretary

BRADFORD S. STONE          Vice            Since inception   Since May 2003,             --                 --
392 Springfield Avenue     President and                     Vice President of
Mezzanine Suite            Assistant                         Flaherty &
Summit, NJ 07901           Treasurer                         Crumrine; from June
Age: 44                                                      2001 to April 2003,
                                                             Director of US
                                                             Market Strategy at
                                                             Barclays Capital;
                                                             from February 1987
                                                             to June 2001, Vice
                                                             President of
                                                             Goldman, Sachs &
                                                             Company as Director
                                                             of US Interest Rate
                                                             Strategy and,
                                                             previously, VP of
                                                             Interest Rate
                                                             Product Sales

R. ERIC CHADWICK           Vice            Since inception   Since August 2001,          --                 --
                           President,                        Vice

                                                                                      NUMBER OF
                                                                                        FUNDS
                                                                                       IN FUND
                                            TERM OF OFFICE          PRINCIPAL          COMPLEX
                            POSITIONS(S)    AND LENGTH OF         OCCUPATION(S)      OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     HELD WITH FUND    TIME SERVED     DURING PAST FIVE YEARS   DIRECTOR       HELD BY DIRECTOR
----------------------     --------------  ---------------   ----------------------  -----------    -------------------
301 E. Colorado Boulevard  Secretary and                     President of Flaherty
Suite 720                  Assistant                         & Crumrine; from
Pasadena, CA 91101         Treasurer                         January 1997 through
Age: 28                                                      November 1998,
                                                             portfolio manager of
                                                             Koch Industries, Inc.

----------
+ "Interested person" of the Fund as defined in the 1940 Act. Messrs. Crumrine and Dalmaso are each considered an "interested person" because of their affiliation with the Adviser and Claymore Securities, Inc., the Fund's servicing agent (the "Servicing Agent"), respectively.

     Each Director who is not a director, officer or employee of the Adviser or the Servicing Agent or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each such meeting conducted by telephone conference call. In addition, all Directors are reimbursed for travel and out-of-pocket expenses associated with attending Board of Directors or committee meetings.

     Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes having terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. It is anticipated that, under the Fund's Articles of Incorporation and the 1940 Act, holders of Preferred Shares (when issued), voting as a single class, will elect two Directors and holders of the Common Shares and the Preferred Shares (when issued), voting as a single class, will elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles, which will permit the holders of Preferred Shares to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of Preferred Shares would give the holders of Preferred Shares a majority of the Directors when dividends are in arrears for two full years. Messrs. Gust and Dalmaso are expected to represent the holders of Preferred Shares, and the remaining Directors are subject to election by holders of the Common Shares and the Preferred Shares (when issued), voting as a single class. Directors elected by holders of Common Shares and Preferred Shares will be apportioned among the classes of Directors. The Fund's Articles of Incorporation limit the liability of Directors and officers of the Fund to the Fund or its shareholders for damages, and require that the Fund indemnify its Directors and officers against liabilities and expenses incurred by reason of their services to the Fund, to the fullest extent permitted by Maryland law. These provisions do not apply to liabilities or expenses incurred as a result of any Director's or officer's willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Directors and officers.

     Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, servicing agent, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

     The Audit Committee is comprised of all of the independent directors of the Fund (Messrs. Brody, Gale, Gust and Wulf). The role of the Fund's Audit Committee is to assist the

Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was initially approved by the Board of Directors of the Fund on July 18, 2003. As set forth in the Charter, management is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out audits of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The Fund's Nominating Committee is comprised of all of the independent directors of the Fund. The Nominating Committee is responsible for considering candidates for election to the Board of Directors in the event a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Any such recommendations should be forwarded to the Secretary of the Fund.

OWNERSHIP OF SECURITIES

     Set forth in the table below is the dollar range of equity securities owned by the Directors as of the date of this Statement of Additional Information in the Fund and the aggregate dollar range of equity securities in the three registered investment companies in the Flaherty & Crumrine Funds family.

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED
                                                                        INVESTMENT COMPANIES OVERSEEN
                                         DOLLAR RANGE OF EQUITY             BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                      SECURITIES IN THE FUND *(1)         INVESTMENT COMPANIES *(1)(2)
----------------                      ---------------------------       --------------------------------
INTERESTED DIRECTORS
Donald F. Crumrine                                 E(3)                                 E
Nicholas Dalmaso                                   A                                    A

INDEPENDENT DIRECTORS
Martin Brody                                       A                                    C
David Gale                                         A                                    D
Morgan Gust                                        A                                    D
Robert F. Wulf                                     A                                    D

----------
  *Key to Dollar Ranges:
A.  None
B.  $1--$10,000
C.  $10,000--$50,000
D.  $50,000--$100,000
E.  Over $100,000
(1) This information for the other three Flaherty & Crumrine Funds has been furnished by each Director as of July 15, 2003. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(2)  Less than 1%.
(3) Mr. Crumrine may be deemed to beneficially own Fund shares held by the Adviser as a result of his ownership of shares of the Adviser.

COMPENSATION

     The following table sets forth certain information regarding the estimated compensation of the Fund's Directors for the fiscal year ending November 30, 2003. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

                               COMPENSATION TABLE

                                                                                                TOTAL COMPENSATION
                                                                                                FROM FUND AND FUND
                                                         AGGREGATE COMPENSATION FROM           COMPLEX PAID TO FUND
NAME OF PERSON AND POSITION                                       THE FUND                          DIRECTORS*
---------------------------                              ---------------------------           --------------------
Donald F. Crumrine
   Director and Chairman of the Board                                  $           0                    $         0
Nicholas Dalmaso
   Director, Vice President and Assistant Secretary                    $           0                    $         0
Martin Brody
   Director                                                            $       5,350                    $    48,700
David Gale
   Director                                                            $       5,350                    $    48,700
Morgan Gust
   Director                                                            $       5,350                    $    48,900
Robert F. Wulf
   Director                                                            $       5,350                    $    48,700

----------
* Represents the total estimated compensation to be paid to such persons for the fiscal year ending November 30, 2003 by those funds which are considered part of the same "fund complex" because they have a common investment adviser.

PROXY VOTING POLICY

     The policies and procedures that the Adviser uses to determine how to vote proxies relating to the Fund's portfolio securities is set forth in Appendix C to this Statement of Additional Information.

SHAREHOLDERS

     As of ______, 2003, the following person owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date and, except as noted below, no other person owned of record or, to the knowledge of the Fund, owned beneficially 5% or more of any class of shares of the Fund.

                                                     PERCENTAGE OF THE
                                     NUMBER OF       FUND'S OUTSTANDING
                                      COMMON            SHARES AS OF
SHAREHOLDER                           SHARES            ______, 2003
-----------------------------------------------------------------------
                                                              %

                          INVESTMENT ADVISORY SERVICES

ABOUT FLAHERTY & CRUMRINE INCORPORATED

     The Adviser was formed in 1983 with the express intention of managing portfolios of preferred securities for institutional investors and has over 12 years of experience in managing leveraged and hedged preferred securities funds. The Adviser serves as an investment adviser to three other existing registered investment companies investing in preferred and debt securities, two of which have at least ten years of performance. Through its experience in the preferred securities markets, the Adviser has developed and over time utilized a methodology designed to implement the portfolio and interest rate management strategies necessary in seeking to obtain high sustainable income, although there can be no guarantee that such strategies will be successful under any particular market conditions. The Adviser's focus on research goes beyond reliance on rating agencies and four of the five members of the Adviser's management team hold the Chartered Financial Analyst(R) designation, and the firm devotes substantial resources to evaluating the creditworthiness of portfolio investments.

DIRECTOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

     The Board of Directors approved an Investment Advisory Agreement between the Adviser and the Fund (the "Advisory Agreement") at a meeting held on July 18, 2003. As noted above, each Director other than Mr. Dalmaso also serves as a director for the three other closed-end investment companies advised by the Adviser, each of which principally invests in preferred securities. As a result, the Directors, in their collective years of service as directors of such funds, have gained significant knowledge regarding matters such as the fees and expenses of investment companies with similar objectives and policies and the operations and prior performance of the Adviser.

     In connection with their meeting, the Directors met with representatives of the Adviser, including investment advisory personnel, and reviewed materials specifically relating to the Advisory Agreement, including materials prepared by Fund counsel and counsel to the Independent Directors. In considering the Advisory Agreement, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Board of Directors, including the Independent Directors, in connection with its approval of the Advisory Agreement included the following:

     - the economic outlook and the general investment outlook in the markets in which the Fund proposes to invest, as well as the investment performance of a peer group of funds (including other funds advised by the Adviser) and the performance of an appropriate index.

     - the Adviser's investment philosophy and process, operational stability and financial condition, as well as the size and experience of the Adviser's investment staff.

     - the expected quality of the Adviser's services with respect to compliance with the Fund's investment policies and restrictions and its policies on personal securities transactions.

     - the nature, quality and extent of services to be performed by the Adviser pursuant to the Advisory Agreement.

     - the Fund's expected expense ratio and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders, including the fact that the Adviser agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $0.05 per Common Share. In evaluating the Fund's investment advisory fees, the Directors also took into account the demands, complexity and expected quality of the investment advisory services to the Fund. The Directors also noted the fact that, because the advisory fees paid to the Adviser by the Fund are based on the Fund's managed assets, which include the liquidation preference on any Preferred Shares and the principal amount of any borrowings used for leverage, the Adviser has a financial incentive for the Fund to issue Preferred Shares and use other forms of leverage, which may create a conflict of interest between the Adviser and the Fund's shareholders.

     - whether there is potential for realization of any economies of scale with respect to the management of the Fund and whether the Fund will appropriately benefit from such economies of scale.

     Based on their evaluation of all factors that they deemed to be material, including, but not limited to, those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the proposed investment advisory fee structure was fair and reasonable, and that approval of the Advisory
Agreement was in the best interest of the Fund and its shareholders. In approving the Advisory Agreement, the Board of Directors, including the independent directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services to be provided without regard to the Adviser's obligation to pay a quarterly fee to Merrill Lynch for certain after-market services (see "Underwriting" in the Prospectus) and any additional benefits to be received by the Adviser in connection with providing services to the Fund.

CONTROLLING PERSONS

     Messrs. Crumrine and Ettinger may each be deemed to control the Adviser by virtue of their ownership interests in the Adviser.

CODE OF ETHICS

     The Fund and the Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics are included as exhibits to the Fund's registration statement on Form N-2 filed on July 25, 2003 and may be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board and the oversight of the Adviser, the Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     The Fund's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. In general, preferred stocks and debt securities are traded on a net basis with dealers acting as principal for their own account. While there is no stated commission on such transactions, the price usually includes compensation for the risk and costs incurred by the dealer. When a party acts as agent, a stated commission cost will be incurred. The Adviser will consider the commission cost in determining the effective price of the security. Orders are generally placed directly with a principal market maker unless a better price can be obtained by using a broker. Newly issued securities are purchased directly from the issuer or the underwriter. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter.

     Transactions on behalf of the Fund are allocated by the Adviser in its best judgment to various dealers, which may include ___________ and other members of the syndicate that participated in the underwriting of the Common Shares and/or the Preferred Shares. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular issues and industries.

     Brokerage and research services furnished by brokers and dealers through which the Fund effects securities transactions may be used by the Adviser in advising other accounts and, conversely, brokerage and research services furnished to the Adviser by brokers and dealers in connection with other accounts advised by the Adviser may be used by the Adviser in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Adviser's view that the receipt and study of such services should not reduce the overall costs of its research services.

     The Fund's Board of Directors periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

     Investment decisions for the Fund are made independently from those of other funds or accounts managed by the Adviser. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

                        DETERMINATION OF NET ASSET VALUE

     The method for determining the net asset value per Common Share is summarized in the Prospectus.

     The total net asset value of the Common Shares (the excess of the assets of the Fund over the Fund's liabilities) is determined at the close of regular trading (usually 4:00 p.m. Eastern time) on the last day that the New York Stock Exchange (the "Exchange") is open for trading of each week and month and at such other times as the Board of Directors or the Fund's executive officers shall determine.

                                  DISTRIBUTIONS

     See "Description of Preferred Shares - Dividends and Rate Periods" and "Description of Capital Structure" in the Prospectus for information related to distributions made to Fund shareholders.

     For tax purposes, the Fund is currently required to allocate net capital gain and other categories of income between the Common Shares and the Preferred Shares in proportion to total dividends paid to each class for the year in which such capital gain or other category of income is recognized. See "Taxation."

     While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accrued dividends on the Preferred Shares have been paid, (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares, (3) the Fund has redeemed the full number of Preferred Shares and any other preferred shares outstanding required to be redeemed by any provision in the Articles Supplementary requiring mandatory redemption, and (4) other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met.

     These limitations on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Taxation."

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by the Administrator as agent under the Plan in additional Common Shares, unless the shareholder elects to receive distributions in cash.

     Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will also be reinvested automatically by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash (but only in the latter case if the service is provided by the broker or nominee). A shareholder who holds Common Shares registered in the name of a broker or other nominee may not be able to transfer the shares to another broker or nominee and continue to participate in the Plan. Investors who own Common Shares registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of Common Shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per Common Share is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then-current market value. Otherwise, the Administrator will buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Shares or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased Common Shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If the Administrator commences purchases in the open market and the then-current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, the Administrator will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then-current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to the Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring Common Shares through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then-current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Shares are registered in his or her own name and who participates the Plan may terminate participation in the Plan at any time by notifying the Administrator in writing, by completing the form on the back of the Plan account statement and forwarding it to the Administrator or by calling the Administrator directly. A termination will be effective immediately if notice is received by the Administrator not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, the Administrator will either (a) issue certificates for the whole shares credited to shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from the Administrator at 1-800-331-1710.

                              DESCRIPTION OF SHARES

COMMON SHARES

     The Fund's Articles of Incorporation authorize the issuance of 240,000,000 Common Shares, par value $0.01 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, asset coverage (as defined in the 1940 Act) with respect to Preferred Shares and certain forms of indebtedness would be at least 200% and 300%, respectively, after giving effect to such distributions, and other requirements imposed by any rating agencies rating the Preferred Shares have been met. See " - Preferred Shares" below. See "Description of Preferred Shares
- Rating Agency Guidelines and Asset Coverage" and "Description of Capital Structure" in the Prospectus.

     The Common Shares are listed on the New York Stock Exchange under the symbol "FLC." The Fund intends to hold annual meetings of shareholders, as required under the rules of the New York Stock Exchange currently applicable to listed companies.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest primarily in preferred securities have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that the Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. The net asset value of the Common Shares was reduced immediately following the offering of the Common Shares after payment of the sales load and organizational and offering expenses. Whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

PREFERRED SHARES

     See "Description of Preferred Shares" and "Description of Capital Structure" in the Prospectus for information relating to the Preferred Shares. The Articles Supplementary, which establishes many of the terms of the Preferred Shares, is set forth in its entirety in Appendix B to this Statement of Additional Information.

                        ADDITIONAL INFORMATION CONCERNING
                        THE AUCTIONS FOR PREFERRED SHARES

GENERAL

     AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, _____________) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Articles Supplementary for purposes of determining the applicable rate for Preferred Shares so long as the applicable rate for such shares is to be based on the results of an auction.

     BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more broker-dealers that have entered into a separate agreement with the auction agent (each, a "Broker-Dealer"). The auction agent will enter into broker-dealer agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

     SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as securities depository for the agent members (defined below) with respect to the Preferred Shares. One certificate for each series of the Preferred Shares will be registered in the name of Cede & Co., as nominee of DTC. Each such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Articles Supplementary. Prior to the commencement of the right of preferred shareholders to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares - Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all Preferred Shares, and owners of the Preferred Shares will not be entitled to receive certificates representing their ownership interest in the Preferred Shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "agent member") in Preferred Shares, whether for its own account or as a nominee for another person.

AUCTION AGENT

     The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement.

     The auction agent may rely upon, as evidence of the identities of the existing holders of Preferred Shares, the auction agent's registry of existing holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction" in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

     The auction agent may terminate the auction agency agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will attempt to appoint a successor auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into an agreement with a successor auction agent.

BROKER-DEALERS

     After each auction for the Preferred Shares, the auction agent will pay to each Broker-Dealer, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000) of the Preferred Shares held by such Broker-Dealer's customers upon settlement in such auction.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

     The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after such termination. A Broker-Dealer or the auction agent may terminate the Broker-Dealer agreement at any time upon five days' written notice; provided, however, that if the Broker-Dealer is ___________, neither the Broker-Dealer nor the auction agent may terminate the Broker-Dealer agreement without first obtaining the prior written consent of the Fund to such termination, which consent shall not be withheld unreasonably. The Broker-Dealer agreement shall automatically terminate upon the redemption of all outstanding Preferred Shares or upon termination of the auction agency agreement.

                                    TAXATION

     The following general discussion summarizes certain material U.S. Federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion does not address state, local, or non-U.S. taxes. It is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Prospective shareholders should therefore consult their own tax advisors prior to purchasing shares of Preferred Shares.

     This discussion only deals with persons who will hold Preferred Shares as a capital asset within the meaning of Section 1221 of the Code. It does not address the U.S. Federal income tax consequences that may be relevant to a particular holder subject to special treatment under certain U.S. Federal income tax laws (for example, nonresident aliens, foreign corporations and persons subject to the alternative minimum tax provisions of the Code). Also, this discussion is not intended to be applicable to all categories of investors, some of which, such as dealers in securities of foreign currency, banks, trusts, insurance companies, tax-exempt organizations (employment, charitable or other), pension plans, persons that have a functional currency other than the U.S. dollar and investors in pass-through entities, may be subject to special rules.

     This discussion is based on the Code, the final, temporary and proposed Treasury regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect on the date of this prospectus and all of which are subject to change, possibly with retroactive effect. We have not requested, and will not request, a ruling from the U.S. Internal Revenue Service, or the "IRS," with respect to any of the U.S. Federal income tax consequences described below. There can be no assurance that the IRS will not disagree with or challenge any of the conclusions set fort herein.

TAXATION OF THE FUND AND ITS INVESTMENTS

     The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or foreign currencies and
(2) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, Government Securities, securities of other regulated investment companies and other securities, with such other securities limited, with respect to any one issuer, to an amount no greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than Government Securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. In order to meet these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Objectives and Policies."

     As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its net investment income (i.e., generally income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (as defined in the Code - generally, income other than its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain adjustments), and
(ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of
(i) 98% of its net investment income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year and certain undistributed amounts from previous years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

     If the Fund does not meet the 1940 Act asset coverage requirement or the eligible asset coverage amount requirement, the Fund will be required to suspend dividends and distributions to holders of Common Stock until such coverage is restored. See "Description of Capital Structure" in the Prospectus. A suspension of dividends and distributions might prevent the Fund from (1) satisfying the 90% distribution requirement described above, thereby causing the Fund to fail to qualify to be taxed as a regulated investment company, or (2) making sufficient distributions to avoid the 4% excise tax described above. Upon any failure to meet the eligible asset coverage amount requirement or the 1940 Act asset coverage requirement, the Fund will be required to redeem shares of its preferred stock (including Preferred Shares) in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify to be taxed as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corprote dividends received deduction, or "DRD"), even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains and generally would be eligible to be treated as "qualified dividend income" in the case of individual shareholders. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

     The Fund may acquire debt obligations that are treated as issued originally at a discount or having acquisition discount. Current U.S. Federal tax law requires a regulated investment company that holds a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was issued, even though the holder receives no interest payment in cash on the security during the year. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Generally, the amount of the discount is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the original issue discount includable in income with respect to certain high-yield corporate debt obligations (including certain payment-in-kind securities) may be treated as a dividend for certain U.S. Federal income tax purposes. With respect to certain short-term debt obligations, the Fund may make one or more elections which could affect the character and timing of recognition of income.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of discounted securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     FOREIGN INVESTMENTS. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return on the Fund's investments.

TAXATION OF THE FUND'S U.S. SHAREHOLDERS

     DIVIDENDS AND DISTRIBUTIONS. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each such shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund to such shareholders during January of the following calendar year.

     The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund also currently intends to distribute any of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, the Board of Directors of the Fund may in the future determine to instead retain any such excess for investment. If the Fund retains for investment an amount in excess of its net long-term capital gains less its net short-term capital losses and capital loss carryovers, it will be subject to a U.S. Federal corporate income tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a written notice to its shareholders each of whom (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, its proportionate share of the undistributed amount, (b) will be entitled to credit its proportionate share of the 35% tax paid by the Fund on the undistributed amount against its own U.S. Federal income tax liabilities, if any, and to claim refunds to the extent its credits exceed its liabilities, and (c) will be entitled to increase its tax basis, for U.S. Federal income tax purposes, in its shares by an amount equal to 65% of the amount of undistributed capital gains included in its income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

     Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

     Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income do not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

     Based on the Fund's expected portfolio composition, it is anticipated that most of the Fund's regular dividends will not be eligible for the reduced rates. The Fund will send shareholders information after the end of each year setting forth the amount of dividends paid by the Fund that are eligible for the reduced rates.

     An AMP shareholder that (1) is taxed as a corporation for U.S. Federal income tax purposes, (2) meets the applicable holding period and taxable income requirements of Section 246 of the Code, (3) is not subject to the "debt-financed portfolio stock" rules of Section 246A of the Code with respect to such shareholder's investment in Preferred Shares, and (4) otherwise is entitled to the DRD under Section 243 of the Code, will be entitled to claim a deduction in an amount equal to 70% of the dividends received on Preferred Shares that are designated by the Fund as qualifying for the DRD. The Fund expects its portfolio to consist primarily of "hybrid" or taxable preferreds. For this reason, most of the Fund's distributions will generally not qualify for the DRD.

     If, for any taxable year of the Fund, the amount of distributions paid for such year exceeds its net investment income and net realized long-term and short-term gains for such year, the amount of such excess distribution will be treated as dividends up to the amount of the Fund's current and accumulated earnings and profits as calculated for U.S. Federal income tax purposes and any remaining excess distribution thereafter will, as a general rule, first be treated as a non-taxable return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and, after such basis has been reduced to zero, will constitute a capital gain to the shareholder (assuming that the Preferred Shares are held as a capital asset). This reduction of basis would operate to increase the shareholder's capital gain (or decrease its capital loss) upon a sale, exchange or other disposition of its shares. Under current U.S. Federal income tax principles, current earnings and profits are allocated first to shares of preferred stock and any remaining current earnings and profits (after all distributions are taken into account on the preferred stock) are allocated to common stock. Thus, the Fund anticipates that it will allocate its current earnings and profits to distributions on the Preferred Shares prior to an allocation of such earnings and profits to the Common Stock unless required to do otherwise by applicable law. Since the Fund anticipates that it will distribute substantially all of its net investment income and net realized long-term and short-term capital gains in each of its taxable years, the Fund does not expect to have significant amounts of accumulated earnings and profits.

     Dividends and distributions on the Fund's shares are generally subject to U.S. Federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

     The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Stock and preferred stock (including Preferred Shares) in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year. Dividends qualifying the DRD and dividends that are attributable to QDI will similarly be allocated between and among these classes. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and Preferred Shares. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to Common Shareholders.

     Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in additional shares of the Fund. A shareholder whose distributions are reinvested in shares will generally be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

     TENDER OFFERS TO PURCHASE SHARES. From time to time, the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held (as well as any shares considered owned by such shareholder under attribution rules contained in the Code) by such shareholder. Under current law, a shareholder that tenders, in response to a tender offer by the Fund, all shares of the Fund owned by such shareholder (as well as any shares considered owned by such shareholder under attribution rules contained in the Code) will realize a taxable gain or loss depending upon the amount realized and such shareholder's basis in its shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. If a shareholder tenders, in response to a tender offer by the Fund, less than all shares owned by and attributed to such shareholder (or if the Fund purchases only some of the shares tendered by such holder), the proceeds received may be treated as a taxable dividend, return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares.

     SALE OR EXCHANGE OF SHARES. Upon the sale, exchange or other taxable disposition of shares of the Fund that a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

     However, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly purchased shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a taxable disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts treated as undistributed capital gains) with respect to such shares. The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

     Under a recently enacted law, the maximum rate applicable to long-term capital gains recognized by individuals on or after May 28, 2003, through taxable years ending on or before December 31, 2008, is 15%.

     BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to backup withholding, then the shareholder may be subject to a "backup withholding" tax (currently at a rate of 28%) with respect to (1) taxable dividends and capital gain distributions and (2) the proceeds of any sales or repurchases of Fund shares. An individual's taxpayer identification number is his social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding.

     STATEMENTS AND NOTICES. Each shareholder will receive an annual statement as to the U.S. Federal income tax status of its dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders may also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. Federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

     OTHER TAXES. Dividends and distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     SPECIAL REPORTING REGULATIONS. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination or years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but under current guidance shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

 THE FOREGOING IS ONLY A SUMMARY OF CERTAIN TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN
   TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN
                             INVESTMENT IN THE FUND.

            PERFORMANCE-RELATED AND COMPARATIVE AND OTHER INFORMATION

     From time to time in its advertising and sales literature, the Fund may include historical correlations of the market in preferred stocks, as measured by the Merrill Lynch Preferred Stock Hybrid Securities Index, with the investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, the non-investment grade bond market, as measured by the Lehman Brothers High Yield Index, and the equity market, as measured by the S&P 500 Index, with such correlations calculated by the Adviser. The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index consisting of investment-grade exchange-traded preferred stocks with outstanding market values of at least $50 million and with maturities of at least one year that are covered by Merrill Lynch Fixed Income Research. The Lehman Brothers Aggregate Bond Index is an unmanaged index consisting of all investment-grade, publicly-issued, fixed-rate, dollar-denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of at least $150 million. The Lehman Brothers High Yield Index is an unmanaged index covering the universe of fixed-rate non-investment-grade debt with maturities of at least one year and outstanding par values of at least $150 million and includes the debt of both U.S. and non-U.S. corporations. The S&P 500 is a capitalization-weighted index of 500 widely-held stocks designed to measure the performance of the broad domestic economy. Such correlations will be included to demonstrate the movement of the preferred stock market in relation to the equity and debt markets.

     The Fund's advertising and sales literature may also include a discussion of the anticipated ratings breakdown of the various components of the Fund's portfolio under various market conditions.

     From time to time, the Fund may quote the Fund's total return, aggregate total return, yield or other measures of performance in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio, its operating expenses and other factors. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

     From time to time, the Fund and/or the Adviser may report to shareholders or to the public in advertisements concerning the performance of the Adviser or on the comparative performance or standing of the Adviser in relation to other money managers. The Adviser also may provide current or prospective private account clients performance information for the Fund gross and/or net of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or the Adviser, should be considered in light of the Fund's investment objectives and policies, portfolio characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other closed-end funds based on data available through Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

     Past performance is not necessarily indicative of future results.

     From the period from August 29, 2003 (commencement of the Fund's operations) through _______, 2003, the Fund's net increase in net assets resulting from investment operations was $________.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Willkie Farr & Gallagher LLP serves as counsel to the Fund, and is located at 787 Seventh Avenue, New York, New York 10019. KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, has been appointed as independent accountants for the Fund. The Statement of Assets and Liabilities of the Fund as of August 8, 2003 incorporated by reference into this Statement of Additional Information has been so included in reliance on the report of KPMG LLP, independent accountants, given on the authority of the firm as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. You may also review and copy the Registration Statement by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Registration Statement may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                              FINANCIAL STATEMENTS

     The Statement of Assets and Liabilities of the Fund dated as of August 8, 2003, including the Notes thereto, and the report of KPMG LLP thereon dated August 21, 2003, included in the Fund's Prospectus dated August 26, 2003, relating to the Common Shares, is hereby incorporated by reference into this Statement of Additional Information, which means that such Statement of Assets and Liabilities and the Notes thereto are considered to be a part of this Statement of Additional Information. The Prospectus for the Common Shares was filed electronically with the SEC on August 27, 2003 (Accession No. 0001047469-03-029045). You may request a free copy of the Prospectus for the Common Shares by calling (800) 345-7999 or by writing to the Fund.

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED


                             SCHEDULE OF INVESTMENTS

                        AS OF ________, 2003 (UNAUDITED)

                                    [To Come]

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED


                       STATEMENT OF ASSETS AND LIABILITIES

                        AS OF ________, 2003 (UNAUDITED)

                                    [To Come]

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                             STATEMENT OF OPERATIONS

          FOR THE PERIOD JANUARY 31, 2003 (COMMENCEMENT OF OPERATIONS)

                                TO _______, 2003

                                   (UNAUDITED)

                                    [To Come]

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                       STATEMENT OF CHANGES IN NET ASSETS

          FOR THE PERIOD JANUARY 31, 2003 (COMMENCEMENT OF OPERATIONS)

                                TO _______, 2003

                                   (UNAUDITED)

                                    [To Come]

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                    [To Come]

                                  APPENDIX A -
                             RATINGS OF INVESTMENTS

     Description of certain ratings assigned by Moody's and S&P:

MOODY'S

     PREFERRED STOCK RATINGS

     "Aaa"--Preferred stocks which are rated "Aaa" are judged to be of best quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "Aa"--preferred stocks which are rated "Aa" are judged to be of high quality by all standards. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "A" --Preferred stocks which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "Baa"--Preferred stocks which are rated "Baa" are considered as medium-grade obligations (they are neither highly protected nor poorly secured). Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "Ba"--Preferred stocks which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes securities in this class.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification above in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     COMMERCIAL PAPER RATINGS

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations, and will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

S&P

     PREFERRED STOCK RATINGS

     AAA--This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the A category.

     BB--An issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to repay preferred stock obligations, but has less near-term vulnerability to default than other speculative issues. While such issues will likely have some quality and protective characteristics, these are outweighed by major ongoing uncertainties or risk exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.

     To provide more detailed indications of preferred stock quality, the ratings of AA, A, BBB and BB may be modified by the addition of a plus (+) or a minus (-) sign to show the relative standing within the major rating categories.

     COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                  APPENDIX B -
                             ARTICLES SUPPLEMENTARY

                                   APPENDIX C-
                               PROXY VOTING POLICY

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements:
     Part A -- None
     Part B -- Report of Independent Accountants

(2)  Exhibits:

     (a)  (1)  Articles of Incorporation*
          (2)  Amendment to Articles of Incorporation***
          (3)  Form of Articles Supplementary****
     (b)  (1)  By-Laws***
     (c)  Not applicable.
     (d)  (1)  Specimen certificate for Common Stock, par value $.01 per share***
          (2) Form of specimen stock certificate representing shares of preferred stock****
     (e)  Dividend Reinvestment and Cash Purchase Plan****
     (f)  Not applicable.
     (g) Investment Advisory Agreement between the Fund and Flaherty & Crumrine Incorporated ("F&C")****
     (h) (1) Purchase Agreement with Merrill Lynch & Co. for the issuance of common stock****
          (2) Form of Purchase Agreement with Merrill Lynch & Co. for the issuance of preferred stock****
     (i)  Not applicable.
     (j) (1) Custodian Services Agreement between the Fund and PFPC Trust Company****
     (k)  (1)  Transfer Agency and Registrar Agreement between the Fund and
               PFPC Inc.****
          (2)  Administration Agreement between the Fund and PFPC Inc.****
          (3)  Servicing Agreement between the Fund and Claymore
          Securities, Inc. ("Claymore")****
          (4)  Form of Auction Agency Agreement between the Fund and _______
               ****
          (5) Form of Broker-Dealer Agreement between the Fund and Merrill Lynch & Co. ****
          (6)  Form of Letter of Representations****
          (7) Additional Compensation Agreement between F&C and Merrill Lynch & Co.***
          (8) Underwriting Participation Agreement between the Fund and Claymore****
     (l)  (1)  Opinion and Consent of Willkie Farr & Gallagher LLP****
          (2)  Opinion and Consent of Venable LLP****
     (m)  Not applicable.
     (n)  (1)  Consent of KPMG LLP****
          (2)  Power of Attorney**

     (o)  Not applicable.
     (p)  Purchase Agreement****
     (q)  Not applicable.
     (r)  (1)  Code of Ethics of the Fund***
          (2)  Code of Ethics of F&C***
          (3)  Code of Ethics of Claymore***

----------
* Incorporated by reference to the registrant's Registration Statement on Form N-2, filed June 23, 2003.

** Incorporated by reference to Pre-Effective Amendment No. 1 to the registrant's Registration Statement on Form N-2, filed July 25, 2003.

*** Incorporated by reference to Pre-Effective Amendment No. 2 to the registrant's Registration Statement on Form N-2, filed August 26, 2003.

**** To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

          Reference is made to the Form of Purchase Agreement for the Preferred Shares to be filed as Exhibit h(2).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          The approximate expenses in connection with the offering, all of which are being borne by the Registrant, are as follows:

          SEC Registration Fees                         $
          Printing Expenses                             $
          Legal Fees and Expenses                       $
          Auditing Fees and Expenses                    $
          Rating Agency Fees                            $
          Miscellaneous                                 $
                                                        ----------
          Total                                         $
                                                        ==========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

          As of ______, 2003

                                                              NUMBER OF RECORD
          TITLE OF CLASS                                          HOLDERS
          --------------------------------------------      --------------------
          Common Stock, par value $.01 per share                    --
          Preferred Stock, par value $.01 per share                  0

ITEM 29. INDEMNIFICATION

          Section 2-418 of the General Corporation Law of the State of Maryland and Article VIII of the Registrant's Articles of Incorporation provide for indemnification.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by F&C (SEC File No. 801-19384).

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

          Flaherty & Crumrine/Claymore Total Return Fund Incorporated c/o Flaherty & Crumrine Incorporated
          301 E. Colorado Blvd. - Suite 720
          Pasadena, CA 91101
          (Registrant's Articles of Incorporation and By Laws)

          Flaherty & Crumrine Incorporated
          301 E. Colorado Blvd. - Suite 720
          Pasadena, CA 91101
          (with respect to its services as Adviser)

          Claymore Securities, Inc.
          210 N. Hale Street
          Wheaton, IL 60187
          (with respect to its services as Servicing Agent)

          PFPC, Inc.
          P.O. Box 8030
          Boston, MA 02266
          (with respect to its services as Administrator, Transfer Agent, Registrar and Dividend-Paying Agent with respect to the Fund's Common Stock)

          PFPC Trust Company
          P.O. Box 8030
          Boston, MA 02266
          (with respect to its services as Custodian for the Fund's assets)

ITEM 32. MANAGEMENT SERVICES

          Not applicable.

ITEM 33. UNDERTAKINGS

          (1) Registrant undertakes to suspend offering its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this registration statement, or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in the prospectus.

          (2)  Not applicable.

          (3)  Not applicable.

          (4)  Not applicable.

          (5)  Registrant hereby undertakes that:

               (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by Registrant pursuant to 497(h) under the Act shall be deemed to be part of the registration statement as of the time it was declared effective.

               (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days or receipt of a written request or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on the 22nd day of September, 2003.

                                      FLAHERTY & CRUMRINE/CLAYMORE TOTAL
                                      RETURN FUND INCORPORATED

                                      By: /s/ Donald F. Crumrine
                                          ----------------------
                                          Donald F. Crumrine
                                          Chief Executive Officer

                                POWER OF ATTORNEY

     Each person whose signature appears below, hereby makes, constitutes and appoints each of Peter C. Stimes and Donald F. Crumrine, with full power to act without the other, as his agent and attorney-in-fact for the purpose of executing in his name, in his capacity as a Director of the Flaherty & Crumrine/Claymore Total Return Fund Incorporated, all amendments to the registration statement on Form N-2 to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                            TITLE                     DATE
---------                            -----                     ----
/s/ Donald F. Crumrine      Director, Chairman of       September 22, 2003
-----------------------     the Board and
Donald F. Crumrine          Chief Executive Officer

/s/ Peter C. Stimes         Chief Financial Officer     September 22, 2003
-------------------
Peter C. Stimes

/s/ Martin Brody            Director                    September 22, 2003
----------------
Martin Brody

/s/ Nicholas Dalmaso        Director                    September 22, 2003
--------------------
Nicholas Dalmaso

/s/ David Gale              Director                    September 22, 2003
--------------
David Gale

/s/ Morgan Gust             Director                    September 22, 2003
---------------
Morgan Gust

/s/ Robert F. Wulf          Director                    September 22, 2003
------------------
Robert F. Wulf